Exhibit 1.01

Conflict Minerals Report of Stratasys Ltd.

This is the Conflict Minerals Report of Stratasys Ltd. for calendar year 2014 in accordance with Rule13p-1 of the Securities Exchange Act of 1934 (“Rule 13p-1”) and Form SD. Numerous terms in this Report are defined in Form SD. The reader is referred to Form SD and to 1934 Act Release No. 34-67716 (August 22, 2012) for such definitions.

Stratasys Ltd. (“Stratasys” or “We”) is the product of the 2012 merger of two leading additive manufacturing companies, Stratasys, Inc. and Objet Ltd. Our ordinary shares are listed on the NASDAQ Global Select Market under the trading symbol “SSYS”. We have dual headquarters. One of our two principal places of business is located at 7665 Commerce Way, Eden Prairie, Minnesota. Our registered office and other principal place of business is located at 2 Holtzman Street, Science Park, P.O. Box 2496, Rehovot 76124, Israel.

We are a leading global provider of additive manufacturing, or AM, solutions for the creation of parts used in the processes of designing and manufacturing products and for the direct manufacture of end parts. Our solutions include products ranging from entry-level desktop 3D printers to systems for rapid prototyping, or RP, and large production systems for direct digital manufacturing, or DDM. We also develop, manufacture and sell materials for use with our systems and provide related services offerings. We believe that the range of 3D printing consumable materials that we offer, consisting of 38 Polyjet and Fused Deposition Modeling, or FDM, cartridge-based materials, five Smooth Curvature Printing, or SCP, inkjet-based materials and 138 non-color digital materials, and over 1,000 color variations, is the widest in the industry. Our services offerings include our Stratasys Direct Manufacturing printed parts service as well as our professional services.

Our products and services are used in different applications by customers in a broad array of industries, including aerospace, automotive, consumer electronics, dental, jewelry and more. Our customers range from individuals and smaller businesses to large, global enterprises, and we include a number of Fortune 100 companies among our customers.

We offer a broad range of systems, consumables and services for additive manufacturing. Our wide range of solutions, based on our proprietary AM technologies and production materials, enhance the ability of designers, engineers and manufacturers to:

•                  visualize and communicate product ideas and designs;

•                  verify the form, fit and function of prototypes;

•                  manufacture tools, jigs, fixtures, casts and injection molds used in the process of manufacturing end-products;

•                  manufacture customized and short-run end-products more efficiently and with greater agility; and

•                  produce objects that could not otherwise be manufactured through subtractive manufacturing methodologies.

Our product portfolio consists of five series of AM systems and the consumables used in those systems. These series are the MakerBot desktop series, the Idea Series, the Design Series, the Production Series and the Dental Series. Collectively, this portfolio offers a variety of performance options for our customers, depending on their desired application, as well as on the nature and size of the designs, prototypes or end-products they seek to produce. Our wide range of systems allows us to offer our customers systems at a number of different price points, depending on the features that our customers desire.

Our AM systems are described below:

•                  Design Series: Our Design Series includes the Dimension and Objet brands. The Dimension brand features our FDM technology and the Objet brand features our PolyJet technology. The technology available in this series makes it well suited for all aspects of RP, from design visualization and communication to form and fit verification to model building for functional testing. This series also offers a variety of products that provide customers with a broad range of choices of features such as printing capacity, production speed and price. The Dimension product line allows users to create parts in ABSplus plastic. This material enables production of parts with the strength required for true form, fit and functional testing. The Connex Systems are our most advanced PolyJet-based printer line featuring the highest capacity and offering the broadest set of features, including the ability to jet three materials simultaneously, with rigid, flexible and color characteristics, in virtually unlimited combinations, in a single build.

•                  Production Series: The Production Series includes our Fortus, Polyjet and SolidScape brands, all of which are typically used for DDM applications. 3D Production Systems driven by PolyJetTM technology work by jetting state-of-the-art photopolymer materials in ultra-thin layers onto a build tray, layer by layer, until the part is complete. The intuitive Objet Studio™ software manages the process. And, with multi-material 3D production systems, the user can combine different material properties in the same part, in a single print — gaining ultimate versatility. Our proven FDM® technology is the foundation for the Fortus® 3D Production Systems. Durable, production-grade thermoplastic is heated in an extrusion head and deposited in thin layers on a modeling base. The part is built, layer upon layer, with exactness from the bottom up. InsightTM software provides advanced control over build parameters. When the part is complete, the soluble or breakaway support material is removed, leaving an accurate, durable part that’s environmentally stable. We also offer our SolidScape line of 3D printers for DDM applications. This line of products combines patent-protected, SCP thermoplastic ink-jetting technology and high-precision milling of each layer, with our proprietary graphical front-end ModelWorks software. Objects created with these systems feature extremely high pattern resolution and accuracy and are used primarily for jewelry products and dental applications.

•                  MakerBot Replicator series: Our MakerBot Replicator series represents our 3D desktop, compact, and professional-grade printers. Our desktop and compact printers are affordable, and designed for easy, desktop use and are typically used by individuals operating alone or within an enterprise. Our larger, professional printer has a large build volume ideal for industrial prototypes, models and products. We acquired MakerBot in August 2013 to enhance our desktop offerings. In addition to the Replicator printer series, our MakerBot portfolio includes the Digitzer, which is a 3D scanner that allows customers to scan an object and convert it into a digital file that can subsequently be printed.

•                  Idea Series: The Idea Series includes our lower capacity, affordable set of 3D printers for professional use. This series comprises the MoJo and uPrint product families, both of which are FDM-based. These products are designed for easy use in an office environment and produce professional grade parts using our ABS line of thermoplastics.

•                  Dental Series: Each Dental Series 3D printer runs on one of two patented, industry-leading technologies to build models, dental appliances and casting wax-ups in-house, directly from digital files. Our PolyJet technology enables the production of surgical guides, fitting models, veneer try-ins and orthodontic appliances from materials specially engineered for dental applications. Our wax-deposition-modeling, or WDM, technology drives 3D printers that enable the production of crowns, bridges and partial dentures.

As an issuer that offers products that include tin, tungsten, tantalum and gold (“Conflict Minerals”) necessary in our manufactured products, we are subject to Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 Section 1502 reporting requirements associated with Conflict Minerals, and the SEC’s Rule 13p-1.

1.              Reasonable Country of Origin Inquiry

In accordance with our Conflict Minerals Policy, Stratasys has concluded in good faith that during the 2014 calendar year, we have manufactured and contracted to manufacture products containing all four Conflict Minerals and have determined that the use of these minerals is necessary to the functionality or production of these products.

We performed a reasonable country of origin inquiry (“RCOI”) simultaneously with the due diligence phase in which we engaged to determine whether the Conflict Minerals necessary to the functionality or production of our products were or were not “DRC conflict free.” This was done simultaneously due to the large number of applicable suppliers from which we source materials that we surveyed and the time frame in which we needed to complete both the RCOI and due diligence. Our RCOI employed several methods to assess whether the necessary Conflict Minerals in our products originated from the Democratic Republic of the Congo or a country that shares an internationally recognized border with the Democratic Republic of the Congo (collectively, “Covered Countries”). These measures consisted primarily of the following actions:

a)             Internal assessments of our products to determine which contain or may contain necessary Conflict Minerals.

b)             As part of our risk based approach we identified suppliers from which we purchased goods directly (“Tier 1 Suppliers”), as well as electronic manufacturers with whom our Tier 1 Suppliers contracted for in order to supply us the goods. In order to reduce the risk of not getting full information we have decided not to rely solely on our Tier 1 Suppliers to provide information on their entire supply chain, and to approach directly also the electronic manufacturers, even though we have not purchased from them directly. The cumulative number of suppliers and manufacturers we have approached is 804 suppliers.

c)              Solicited survey responses using the standard template designed by the Conflict Free Sourcing Initiative  (CFSI) (the “Conflict Minerals Reporting Template”). We engaged our supply chain to respond to the Conflict Minerals Reporting Template by referring suppliers to training materials that included an overview of the law and instructions on how to complete the Conflict Minerals Reporting Template.

d)             Assessment of responses received for information that would identify as inconsistent, incomplete, or inaccurate responses. Responses that failed any of the “red flag” review tests were identified for additional follow up.

e)              To non-responsive suppliers, we sent periodic reminders to provide surveys or updated responses.

Based on the RCOI conducted, Stratasys has reason to believe that a portion of the Conflict Minerals necessary to the functionality of its products originated in the Democratic Republic of the Congo or an adjoining country and knows, or has reason to believe, that those necessary Conflict Minerals may not be from recycled or scrap sources. Based on this result, Stratasys conducted due diligence activities and details these efforts in this Conflict Minerals Report.

2.              Due Diligence

Due diligence design

In accordance with Rule 13p-1 and Form SD, we undertook due diligence to determine whether the Conflict Minerals necessary to the functionality or production of our products were or were not “DRC conflict free.”  We designed our due diligence measures to be in conformity, in all material respects, with the internationally recognized due diligence framework as set forth in the Organization for Economic Cooperation and Development (OECD) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (OECD, 2013) (“OECD Framework”) and related supplements for Conflict Minerals.

The 5 steps defined in the OECD Due Diligence Guidance are:  (1) establishment of strong internal company management systems; (2) identification and assessment of risks in the supply chain; (3) design and implementation of a strategy to respond to risks as they are identified; (4)  carry out independent third-party audits of smelters’ and refiners’ due diligence practices; and (5) report annually on supply chain due diligence.

Due diligence measures undertaken

The due diligence measures we undertook consisted primarily of:

a.  Established strong company management systems.

We reviewed and maintained the company management systems previously established through the following actions:

•                  Reviewed the Stratasys Conflict Minerals Policy (available at http://files.shareholder.com/downloads/AMDA-FNA1K/3820661080x0x748757/72402B7D-BD98-4480-A580-59F519FDBC16/Stratasys-CM_Policy_FINAL_DISTRIBUTED_04-29-14.pdf) in order to assess whether any updates were required.

•                  Established Conflict Minerals Governance Charter to set the Conflict Minerals annual work plan including: Stratasys steps for compliance, objectives, time lines, internal management and cross functional team with identified roles and responsibilities, all to support supply chain due diligence.

•                  Established periodic meetings of the cross functional team, for the purpose of sharing best practices and monitoring our progress regarding the various steps required for compliance.

•                  Established a process whereby we engage with suppliers and refer them to training materials on line, which materials include an overview of relevant Conflict Minerals regulation and provide instructions on how to respond to the due diligence survey (which was based on the Conflict Minerals Reporting Template).

•                  Added a Conflict Minerals provision to our standard Terms and Conditions of Purchase to require suppliers to comply with our Conflict Minerals Policy and requirements.

•                  Established a process whereby we communicate the due diligence efforts to customers, suppliers and other relevant functions in our organization, as applicable.

•                  Established a grievance mechanism whereby concerns and violations of the Conflict Minerals Policy should be reported to Stratasys’ Chief Financial Officer & Chief Operating Officer and/or Vice President Legal affairs (at compliance@stratasys.com).

b.  Identified and assessed risks in the supply chain

As part of our risk-based approach we have decided to focus on suppliers and electronics manufactures.  We assessed two primary risks in our supply chain:  (1) the risk of not receiving on time and accurate information from the supplier; and (2) the risk of not being able to replace a supplier while trying to move towards the goal of being a conflict free company.

As a result of this assessment, we segmented our suppliers into three risk levels (high, medium and low) which allowed us to invest our risk mitigation efforts according to the supplier level of risk.

c.  Designed and implemented a strategy to respond to identified risks

The findings of the supply chain risk assessment were and continue to be reported to designated members of our senior management. As part of our risk management strategy we are continuing the trade with the suppliers while Stratasys continues with its efforts to investigate its supply chain.

Stratasys contacts suppliers whose responses are identified as incomplete, inconsistent or inaccurate. Stratasys also reviews supplier responses to track smelters and refiners in our supply chain that supply us with Conflict Minerals and have not received a conflict-free designation based on the Conflict Free Sourcing Initiative Conflict-Free Smelter Program or other independent third party validation program. Stratasys referred suppliers to training materials on line that included an overview of the law and instructions on how to complete the Conflict Minerals Reporting Template. We also sent follow up letters to high risk non-responsive suppliers, and to suppliers who declared the existence of Conflict Minerals in their supply chain from the DRC or adjoining countries from non-certified smelters.

d. Reviewed independent third-party audit of smelter/refiner due diligence practices

Stratasys is a downstream consumer of necessary Conflict Minerals and is many steps removed from smelters and refiners who provide minerals and ores. Therefore, Stratasys does not perform audits of smelters and refiners within the supply chain. As a result, Stratasys’ due diligence efforts relied on reviewing cross-industry initiatives such as those led by the EICC and GESI, to conduct smelter and refiner due diligence.

e. Prepared this annual report on supply chain due diligence

Stratasys’ Conflict Mineral Policy states that we will comply with Section 1502 of the Dodd Frank Act which includes filing a Form SD and this Conflict Minerals report with the SEC and posting publicly on the Internet.

3.              Results of Assessment

We received responses from suppliers representing approximately a 70% response rate, containing the names and locations of smelters and refiners  (see Annex 1 ) and country of origin see (annex 2) which process Conflict Minerals used in components provided by our suppliers.

Despite suppliers indicating that they source from the Covered Countries, these suppliers were unable to accurately report which specific smelters were part of the supply chain of the components that were sold to Stratasys in 2014.

As a result of this lack of information, Stratasys is unable to determine the full list of facilities used to process those necessary Conflict Minerals or their country of origin and to conclude whether or not the Conflict Minerals used in its products may have directly or indirectly financed armed groups in the Covered Countries. Stratasys’ efforts to determine the mine(s) or location of origin included the use of the due diligence measures described above.

Additional Risk Factors

The statements above are based on the RCOI process and due diligence performed in good faith by Stratasys. These statements are based on the infrastructure and information available at the time. A number of factors could introduce errors or otherwise affect our conclusions.

These factors include, but are not limited to, gaps in product or product content information, gaps in supplier data, errors or omissions by or of suppliers, confusion over requirements of SEC final rules, gaps in supplier education and knowledge, lack of timeliness of data, public information not discovered during a reasonable search, errors in public data, language barriers and translation, supplier unfamiliarity with the protocol,  conflict area sourced materials being declared secondary materials, companies going out of business in 2014, and smuggling of conflict area Conflict Minerals to countries beyond the Covered Countries.

Information gathered from our suppliers is not on a continuous, real-time basis, but rather information gathered from suppliers’ information provided on the Conflict Mineral Reporting Template at that time.

We cannot be certain about our conclusions regarding the source and chain of custody of the necessary Conflict Minerals, as the information comes from direct and secondary suppliers and independent third party audit programs.

Continuous improvement efforts to mitigate risk

Stratasys continues to take, as applicable, the following steps to improve the due diligence process and mitigate the possibility that we are utilizing Conflict Minerals that benefit armed groups contributing to human rights violations:

•                  Continue to conduct and report annually on supply chain due diligence for the applicable Conflict Minerals, as required by Rule 13p-1.

•                  Work with suppliers that did not respond to Stratasys’ 2013 and/or 2014 survey to help them understand the importance of this initiative to Stratasys and to encourage their participation in 2015.

•                  Attempt to validate supplier responses using information collected via independent, conflict-free smelter validation programs such as the Conflict Free Sourcing Initiative  (CFSI) Conflict Free Smelter program to which we will provide financial support.

•                  Send follow up letters to high risk non-responsive suppliers, and to suppliers with Conflict Minerals from the Covered Countries from non-certified smelters.

Annex 1

Names And Locations of Smelters and Refiners

Metal	Smelter or Refiner Name	Smelter or Refiner Country
Gold	Advanced Chemical Company	UNITED STATES
Gold	Aida Chemical Industries Co. Ltd.	JAPAN
Gold	Aktyubinsk Copper Company TOO	RUSSIAN FEDERATION
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Gold	AngloGold Ashanti Córrego do Sítio Minerção	BRAZIL
Gold	Argor-Heraeus SA	SWITZERLAND
Gold	Asahi Pretec Corporation	JAPAN
Gold	Asaka Riken Co Ltd	JAPAN
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Gold	Aurubis AG	GERMANY
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Gold	Bauer Walser AG	GERMANY
Gold	Boliden AB	SWEDEN
Gold	C. Hafner GmbH + Co. KG	GERMANY
Gold	Caridad	MEXICO
Gold	Cendres & Métaux SA	SWITZERLAND
Gold	Central Bank of the DPR of Korea	KOREA, REPUBLIC OF
Gold	Chimet S.p.A.	ITALY
Gold	China National Gold Group Corporation	CHINA
Gold	Chugai Mining	JAPAN
Gold	Codelco	CHILE
Gold	Colt Refining	UNITED STATES
Gold	Compagnie Des Metaux Precieux Paris (may also contain letters CMP)	IVRY, FRANCE
Gold	Societe de Banque Suisse	FRANCE
Gold	CRM	BRAZIL
Gold	Comptoir-Lyon-Alemand, Louyot-Paris (with Affineur Fondeur within octagon)	NOISY LE SEC, FRANCE
Gold	Daejin Indus Co. Ltd	KOREA, REPUBLIC OF
Gold	DaeryongENC	KOREA, REPUBLIC OF
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA
Gold	Do Sung Corporation	KOREA, REPUBLIC OF
Gold	Doduco	GERMANY

Gold	Dongguan Dongxu Metal Surface Handle Co.,Ltd	CHINA
Gold	Dowa	JAPAN
Gold	Dowa Kogyo k.k	JAPAN
Gold	Dowa Metals & Mining Co. Ltd	JAPAN
Gold	Eco-System Recycling Co., Ltd.	JAPAN
Gold	Engelhard (may also be Engelhard New Jersey-U.S.A. or Engelhard U.S.A.)	UNITED STATES
Gold	Engelhard Australia	THOMASTOWN, AUSTRALIA
Gold	Engelhard London	CHESSINGTON, ENGLAND
Gold	Ferro Corporation	UNITED STATES
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE
Gold	FSE Novosibirsk Refinery	RUSSIAN FEDERATION
Gold	Gansu Seemine Material Hi-Tech Co Ltd	CHINA
Gold	Geiju Non-Ferrous Metal Processing Co. Ltd.	CHINA
Gold	Guangdong Jinding Gold Limited	CHINA
Gold	Guangdong MingFa Precious Metal Co.,Ltd	CHINA
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
Gold	Heimerle + Meule GmbH	GERMANY
Gold	Heraeus Ltd Hong Kong	HONG KONG
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY
Gold	Hunan Chenzhou Mining Group Co., Ltd.	CHINA
Gold	Hwasung CJ Co. Ltd	KOREA, REPUBLIC OF
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CHINA
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN
Gold	Istanbul Gold Refinery	TURKEY
Gold	Japan Mint	JAPAN
Gold	Jiangxi Copper Company Limited	CHINA
Gold	Johnson Matthey Inc	UNITED STATES
Gold	Johnson Matthey Ltd	CANADA
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
Gold	JSC Uralectromed	RUSSIAN FEDERATION
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Gold	Kazzinc Ltd	KAZAKHSTAN
GOLD	Kennecott Utah Copper LLC	UNITED STATES
Gold	KGHM Polska Miedź Spółka Akcyjna	POLAND
Gold	Kojima Chemicals Co. Ltd	JAPAN
Gold	Korea Metal Co. Ltd	KOREA, REPUBLIC OF
Gold	L’ azurde Company For Jewelry	SAUDI ARABIA
Gold	Lingbao Gold Company Limited	CHINA

Gold	Lingbao Jinyuan Tonghui Refinery Co. Ltd.	CHINA
Gold	LS-Nikko Copper Inc	KOREA, REPUBLIC OF
Gold	Luoyang Zijin Yinhui Metal Smelt Co Ltd	CHINA
Gold	Materion	UNITED STATES
Gold	Matsuda Sangyo Co. Ltd	JAPAN
Gold	Metalor Technologies (Hong Kong) Ltd	HONG KONG
Gold	Metalor Technologies (Singapore) Pte. Ltd.	SINGAPORE
Gold	Metalor Technologies SA	SWITZERLAND
Gold	METALOR® (with “MUS” assay mark)	UNITED STATES
Gold	Metalor USA Refining Corporation	UNITED STATES
Gold	Met-Mex Peñoles, S.A.	MEXICO
Gold	Mitsubishi Materials Corporation	JAPAN
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Gold	Mmtc-Pamp India Pvt. Ltd	INDIA
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Gold	Hoboken 9999	BELGIUM
Gold	Nadir Metal Rafineri San. Ve Tic. A.?.	TURKEY
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Gold	Nihon Material Co. LTD	JAPAN
Gold	Ohio Precious Metals, LLC	UNITED STATES
Gold	Ohura Precious Metal Industry Co., Ltd	JAPAN
Gold	OJSC (The Gulidov Krasnoyarsk Non-Ferrous Metals Plant) (OJSC Krastvetmet)	RUSSIAN FEDERATION
Gold	OJSC Kolyma Refinery	RUSSIAN FEDERATION
Gold	Pamp SA	SWITZERLAND
Gold	Penglai Penggang Gold Industry Co Ltd	CHINA
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA
Gold	PX Précinox SA	SWITZERLAND
Gold	Rand Refinery (Pty) Ltd	SOUTH AFRICA
Gold	Republic Metals Corporation	UNITED STATES
Gold	Royal Canadian Mint	CANADA
Gold	Sabin Metal Corp.	UNITED STATES
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF
Gold	Samwon Metals Corp.	KOREA, REPUBLIC OF
Gold	Saxonia Edelmetallrecycling	GERMANY
Gold	Schone Edelmetaal	NETHERLANDS
Gold	SEMPSA Joyería Platería SA	SPAIN
Gold	The Refinery of Shandong Gold Mining Co. Ltd	CHINA
Gold	Shandong Zhaojin Gold & Silver Refinery Co. Ltd	CHINA

Gold	Shandong Zhaoyuan Gold Argentine refining company	CHINA
Gold	Sichuan Tianze Precious Metals Co., Ltd	CHINA
Gold	Singway Technology Co., Ltd.	TAIWAN
Gold	ABC	ALBANIA
Gold	Acade Noble Metal (Zhao Yuan) Corporation	CHINA
Gold	Academy Precious Metals (China) Co. LTD	CHINA
Gold	Accurate Refing Group	UNITED STATES
Gold	Advanced Chemical Company	UNITED STATES
Gold	AGR Mathey	AUSTRALIA
Gold	All of Au in China sources comes from (SGE) Shanghai Gold Exchange	CHINA
Gold	Anhui Tongling non-ferrous Pioneer Metals Corporation	CHINA
Gold	ANZ(Australia And New Zealand Banking Group), Western Australian Mint	AUSTRALIA
Gold	Asarco	UNITED STATES
Gold	ATAkulche	TURKEY
Gold	Auston powder	UNITED STATES
Gold	Avc Industrial Corp.	TAIWAN
Gold	Baiyin Nonferrous Group Co.,Ltd	CHINA
Gold	Bangkok Assay	THAILAND
Gold	Bank of Switzerland	SWITZERLAND
Gold	Beijing Irtouch Systems Co.,Ltd.	TAIWAN
Gold	C.Uyemura & CO,.LTD	JAPAN
Gold	Chalco Yunnan Copper Co. Ltd.	CHINA
Gold	Changcheng gold and silver refinery Co., Ltd.	CHINA
Gold	Changsanjiao Elc.	CHINA
Gold	Changzhou Chemical Research Institute Co. Ltd	CHINA
Gold	Chernan Technology co., ltd	TAIWAN
Gold	Chi Li Web Industry Co.,Ltd	TAIWAN
Gold	China Gold International Resources Corp. Ltd	CHINA
Gold	China Golddeal	CHINA
Gold	China Guangdong Hetai Mine Gold	CHINA
Gold	China Information Technology Expo	CHINA
Gold	China Sino-Platinum Metals Co.,Ltd	CHINA
Gold	China Tin Group Co., Ltd.	CHINA
Gold	China’s nonferrous mining group co., LTD	CHINA
Gold	China’s Shangdong Gold Mining Co.,Ltd,	CHINA
Gold	Chin-Leep Enterprise Co., Ltd.	TAIWAN
Gold	Chugai Mining Co.,Ltd	JAPAN
Gold	Cloud Hunan, Chenzhou Ore Smelts The Information of Contacting of Co., Ltd.	CHINA
Gold	Cochief Industrial Co., Ltd	TAIWAN

Gold	Companhia Real de Metais	BRAZIL
Gold	Cookson Sempsa	SPAIN
Gold	CS	SWITZERLAND
Gold	Daejin Indus Co., Ltd	KOREA, REPUBLIC OF
Gold	DaeryungENC	KOREA, REPUBLIC OF
Gold	Degussa Canada Ltd. (with 1/2 sun and 1/4 moon within diamond)	CANADA
Gold	Dongguan CameroonChemical Materials Co., Ltd	CHINA
Gold	Dong’guan Dong wu Violent-toxic Chemical	CHINA
Gold	Dongguan Standard Electronic Material.Co.,Ltd	CHINA
Gold	Dongguanshi Sutande Dianzi Cailiao Yoouxiange	CHINA
Gold	Dong-Wo Co., Ltd.	CHINA
Gold	Dosung metal	KOREA, REPUBLIC OF
Gold	Dowa Metanix Co.Ltd	JAPAN
Gold	Dr. Gold and Silver Refining Ltd.	CHINA
Gold	DUOXIN	CHINA
Gold	E-Chem Enterprise Corp	TAIWAN
Gold	Echememi Enterprise Corp. (Futures Exchange)	CHINA
Gold	EM Vinto	PERU
Gold	Empresa Metallurgica Vinto,Empressa Nacional de Fundiciones (ENAF),Complejo Metalurico Vinto S.A.	BOLIVIA
Gold	Engelhard (with circle connected to 1/2 moon to left of name; may also be Engelhard Industries Of Canada Ltd.)	CANADA
Gold	Enthone	UNITED STATES
Gold	ESG Edelmetallservice GmbH & Co. KG	GERMANY
Gold	Faggi Enrico Spa	ITALY
Gold	Feinhütte Halsbrücke GmbH	GERMANY
Gold	Foxconn corporation	TAIWAN
Gold	Futures Trading Chi PU Enterprise Co. Ltd E-Chem Enterprise	TAIWAN
Gold	Geib Refining Corporation	UNITED STATES
Gold	Gejiu Zili Mining&Smelting Co.Ltd	CHINA
Gold	Gold and Siver Refining Strokes Ltd.	CHINA
Gold	Gold Mining in Shandong (Laizhou) Limited Company	CHINA
Gold	Gold Trading Room	JAPAN
Gold	Guandong Jinding Material Co. Ltd.	CHINA
Gold	Guangdong grace billion Kate Fine Chemical Co., Ltd.	CHINA
Gold	Guangdong macro jin precious metal smelting plant	CHINA
Gold	Guangzhou Darling Industrial Co.,Ltd.	TAIWAN
Gold	GuangZHou Jin Ding	CHINA
Gold	Guangzhou King’s high-tech materials	CHINA
Gold	Guoda Safina High-Tech.Environmental Refinery Co.,Ltd	CHINA
Gold	Gwo Chern industrial Co., Ltd.	TAIWAN
Gold	H. Drijfhout & Zoon-Amsterdam-Melters (within octagon)	NETHERLANDS

Gold	Hang Technology R & D Co., Ltd. Sanmenxia	CHINA
Gold	Harima Smelter	JAPAN
Gold	Harmony Gold Mining Co.	SOUTH AFRICA
Gold	Heesung	CHILE
Gold	Heesung Catalysts Corp.	KOREA, REPUBLIC OF
Gold	Heesung Metal Ltd	AUSTRALIA
Gold	Heesung Metal Ltd.	KOREA, REPUBLIC OF
Gold	Henan Zhongyuan Refinery & Henan San Men Xia	CHINA
Gold	Henan Middle Plain Gold Smelt	CHINA
Gold	Henan Province in Gold Investment Management Ltd.	CHINA
Gold	Henan Province Sanmenxia City Gold Smelter	CHINA
Gold	Henan Sanmenxia Lingbao City Jinyuan Mining Industry Co., Ltd.	CHINA
Gold	Henan Zhongyuan Gold Smelter Co., Ltd.	CHINA
Gold	Heraeus (Zhaoyuan) Precious Metal Materials Co., Ltd.	CHINA
Gold	Heraeus Feingold (with capital letter “E” preceding serial number)	UNITED STATES
Gold	Heraeus Group	UNITED STATES
Gold	Heraeus Ltd. Heraeus Technology	HONG KONG
Gold	Heraeus Material Technology	CHINA
Gold	Heraeus Precious Metals North America	UNITED STATES
Gold	Heraeus Trading	UNITED STATES
Gold	Heraeus USA	UNITED STATES
Gold	Heraeus Zhaoyuan ( Changshu ) Electronic Materials Co., Ltd.	CHINA
Gold	Heraeus Zhaoyuan Precious Metal Materials Co., Ltd.	CHINA
Gold	HH Handy & Harman Refining Group	UNITED STATES
Gold	Hishikari Gold Mine (Isa)	JAPAN
Gold	HMG	GERMANY
Gold	Homestake Mining Company (with HMC all within circle)	UNITED STATES
Gold	Hon Hai	TAIWAN
Gold	Hon Shen Co., Ltd.	TAIWAN
Gold	Honorable Hardware Craft Product Limited Company	CHINA
Gold	Huizhou City Xiong Tai Solder Products Co., Ltd.	CHINA
Gold	ICBC	CHINA
Gold	Island Gold Refinery	CHINA
Gold	Jaancheng Enterprise Co., Ltd	TAIWAN
Gold	Japan Pure Chemical	JAPAN
Gold	Johnson Mattehey	UNITED STATES
Gold	Jia Lung Corp	TAIWAN
Gold	Jiangsu Sue large special chemical reagent Co., LTD	CHINA
Gold	Jin Dong Heng	CHINA
Gold	Jin Jinyin refining limited	CHINA
Gold	JinBao Electronic Co.,Ltd.	CHINA

Gold	Jinfeng Gold Mine Smelter	CHINA
Gold	Jing Cheng electronics Co., Ltd	TAIWAN
Gold	Jinlong Copper Co., Ltd	CHINA
Gold	JMTouch Corp., Ltd.	TAIWAN
Gold	Johnson Mathey	USA
Gold	Johnson Matthey & Mallory-Canada (within an oval)	CANADA
Gold	Johnson Matthey & Pauwels (within an oval)	BELGIUM
Gold	Johnson Matthey Hong Kong Ltd.	CHINA
Gold	Johnson Matthey Limited Australia	AUSTRALIA
Gold	Johnson Matthey London (within an oval)	UNITED KINGDOM
Gold	JSC “Aurat”	RUSSIAN FEDERATION
Gold	JTJ Technology Co., Ltd.	TAIWAN
Gold	Kahanna Traders & Engineers	INDIA
Gold	Kanfort Industrial (Yantai) Co. Ltd. China	CHINA
Gold	Kangqiang Electronics Co., Ltd	CHINA
Gold	Kosak Seiren	JAPAN
Gold	Kuan Shuo Ind. Co., Ltd.	TAIWAN
Gold	Kunshan Jinli Chemical Industry Reagents Co. Ltd	CHINA
Gold	La Caridad Mine	MEXICO
Gold	LBMA	GERMANY
Gold	LBMA	JAPAN
Gold	LG-Nikko	KOREA, REPUBLIC OF
Gold	Lian Xing Plating Factory	CHINA
Gold	Lifu Precious Metals Company Limited	CHINA
Gold	Linxens	FRANCE
Gold	London Bullion Market Association	UNITED KINGDOM
Gold	Long Chin Electronic(Shen Zhen) Co., Ltd	CHINA
Gold	Malaysia Smelting Corporation Berhad	MALAYSIA
Gold	Matthey Garrett Pty. Sydney Refiners (within an oval)	AUSTRALIA
Gold	Metalli Preziosi S.p.A. Milano-Affinazione (with MP within a circle)	ITALY
Gold	Metallic Resources Inc	UNITED STATES
Gold	Metallo Chimique	BELGIUM
Gold	Metallurgie Hoboken Overpelt	BELGIUM
Gold	Metalor	SWITZERLAND
Gold	Metalor - North attleboro/ME	UNITED STATES
Gold	Metalor Coatings ( Taiwan )Corporation	TAIWAN
Gold	Metalor France	FRANCE
Gold	Metalor Germany	GERMANY
Gold	Metalor Technologies (HK)	HONG KONG
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA
Gold	Metalor Technologies (Sweden) AB	SWEDEN

Gold	Metalor Technologies Japan	JAPAN
Gold	Metalor, Shanghai	CHINA
Gold	Metaux Precieux SA Metalor Swiss Bank Corporation	SWITZERLAND
Gold	Mineracao Taboca S.A.	BRAZIL
Gold	Minsur	PERU
Gold	Mitsu & Co. Precious Metals Inc.	HONG KONG
Gold	Mitsui kinzoku Co Ltd Takehara Seirenjyo	JAPAN
Gold	MK electron	KOREA, REPUBLIC OF
Gold	Morigin Company	JAPAN
Gold	Morris and Watson	NEW ZEALAND
Gold	N.E. Chemcat Corporation	JAPAN
Gold	N.V. Union Miniere s.a. — Business Unit Hoboken Hoboken 9999	BELGIUM
Gold	Nanchang Cemeted Carbide Limited Liability Company	CHINA
Gold	Nanchuangshenghua Non-Ferrous Meatal Alloy Factory	CHINA
Gold	Nathan Silver	JAPAN
Gold	Nathan Trotter & Co., Inc	UNITED STATES
Gold	Natsuda Sangyo Co., Ltd	JAPAN
Gold	Neomax Hitachi	JAPAN
Gold	Nihon Material Co.,Ltd	JAPAN
Gold	Niihama Nickel Refinery	JAPAN
Gold	Ningbo Kangqiang	CHINA
Gold	Nippon Micrometal Corporation	JAPAN
Gold	Nippon Mining & Metals	JAPAN
Gold	Nittetsu Mining	JAPAN
Gold	Norddeutsche Affinerie Hamburg	GERMANY
Gold	OMG	SINGAPORE
Gold	Onation Corporation	TAIWAN
Gold	Orelec	FRANCE
Gold	Palm Technology Co., Ltd	TAIWAN
Gold	Pan Pacific Copper Co. Ltd	JAPAN
Gold	Perth Mint	AUSTRALIA
Gold	Ping-Yi Electroinics Co.,Ltd	TAIWAN
Gold	PJ-USA	AMERICAN SAMOA
Gold	PM Sales Inc.	UNITED STATES
Gold	Pogo Gold Mining	UNITED STATES
Gold	Precious Metal Sales Corp.	UNITED STATES
Gold	Public security bureau	CHINA
Gold	PYNMAX	TAIWAN
Gold	Rand Refinery Ltd. South Africa (encircling picture of springbok)	SOUTH AFRICA
Gold	Realized the enterprise co., ltd.	CHINA
Gold	Remondis Argentia B.V.	NETHERLANDS

Gold	Rohm & Haas Elec. Materials	SINGAPORE
Gold	Rui Sheng	INDONESIA
Gold	Samdok Metal	KOREA, REPUBLIC OF
Gold	Sandong Zhao Jin Bullion Refinery Ltd.	CHINA
Gold	Sanmenxia Hengsheng Science And Technology R&D Co.,Ltd	CHINA
Gold	Sanmenxia Lingbao Jinyuan Mining Co., Ltd.	CHINA
Gold	Schoot	GERMANY
Gold	Scotia Mocatta	HONG KONG
Gold	ScotiaMocatta, The Bank of Nova Scotia	UNITED STATES
Gold	SD (Samdok) Metal	KOREA, REPUBLIC OF
Gold	Sen Silver	JAPAN
Gold	Senju Metal Industry Co. Ltd	JAPAN
Gold	Sewon Korea	KOREA, REPUBLIC OF
Gold	SGE (Shanghai Gold exchange) - Gold transaction authorities in China	CHINA
Gold	Shandong zhaojin gold	CHINA
Gold	Shandong Gold Mining Co.,Ltd	CHINA
Gold	Shandong Guoda gold Co., LTD.	CHINA
Gold	ShanDong Huangjin	CHINA
Gold	Shandong Jin Jinyin Refining Limited	CHINA
Gold	Shandong Jun Mai Fu	CHINA
Gold	Shandong penglai gold smelter	CHINA
Gold	Shandong Tarzan Bio-Gold Industry Co., Ltd.	CHINA
Gold	Shandong Tiancheng Biological Gold Industrial Co. Ltd.	CHINA
Gold	Shandong Zhaojinlifu	CHINA
Gold	Shang Hai Gold Trader	CHINA
Gold	Shangdong Taishan Steal Group	CHINA
Gold	Shangdong Zhaoyuanzhaojin Company	CHINA
Gold	Shanghai Gold Exchange	CHINA
Gold	Shen-Tung Technol Co, Ltd	TAIWAN
Gold	Shenzhen Baoan District Public Security Bureau	CHINA
Gold	Shenzhen Chemicals & Light Industry Co., Ltd.	CHINA
Gold	ShenZhen Funjun Material Technology Co. Ltd	CHINA
Gold	Shenzhen Heng Zhong Industry Co. Ltd	CHINA
Gold	Shenzhen Lianfeng Hardware Plastic Co.,Ltd-Tianliang Plating Factory	CHINA
Gold	ShenZhen Thousand Island Ltd.	CHINA
Gold	Shenzhen Tiancheng Chemical Industry Limited Company	CHINA
Gold	ShenZhen Urban Public Bureau of China	CHINA
Gold	Shenzhen Zhengtiianwei Techndlogzes.Co.Limited	CHINA
Gold	Shinko Electric Industries Co. Ltd.	JAPAN
Gold	SKE (China) Shanghai Kyocera Electronics Co.	CHINA
Gold	SMM, Toyo Smelter & Refinery	JAPAN

Gold	Sojitz	JAPAN
Gold	Solartech	CHINA
Gold	Souzhou XingRui Noble	CHINA
Gold	Standard Bank	HONG KONG
Gold	Stender Electronic Materials Co., Ltd.	CHINA
Gold	Strain DS Force Shop	JAPAN
Gold	Sumisho Materials Corp.	JAPAN
Gold	Sung-Hsing Enterprise Co.,Ltd	TAIWAN
Gold	Super Dragon Technology Co., Ltd.	TAIWAN
Gold	Suzhou HuaFu precious metals manufacturing Co., LTD	CHINA
Gold	Suzhou Industrial Park in China	CHINA
Gold	Suzhou Xingrui Noble Metal Material Co. Ltd	CHINA
Gold	Suzuki Kikinzoku Kako K.K.	JAPAN
Gold	Taizhou Chang San Jiao Electric Company	CHINA
Gold	Tai’zhou City Yangtze River Delta Electron Ltd.	CHINA
Gold	Taizhou Delta Electronics Co., Ltd.	CHINA
Gold	Talcang City Nankang Metal Materila Co., Ltd	CHINA
Gold	Tanaka Denshi Kogyo K.K	JAPAN
Gold	Tanaka Electronics	CHINA
Gold	Tanaka Kikinzoku Hanbai K.K.	JAPAN
Gold	Technic Inc	UNITED STATES
Gold	Thaisarco	THAILAND
Gold	The bank of Nova Scotia	HONG KONG
Gold	The Gold Smelter of Guangdong, Gao Yao He Tai Gold Mining	CHINA
Gold	The Hutti Gold Company	INDIA
Gold	The Sheffield Smelting Co. Ltd. - London & Sheffield	UNITED KINGDOM
Gold	Tiancheng Chemical	CHINA
Gold	Tokumoto Honten	JAPAN
Gold	Tong Ling Jin Dian electrical technology Co. Ltd.	CHINA
Gold	Toyo Smelter & Refinery of Sumitomo Metal Mining Co., Ltd.	JAPAN
Gold	UBS AG Bahnhofstr.	SWITZERLAND
Gold	Umicore Galvanotechnik GmbH	GERMANY
Gold	Uniforce Metal Industrial Corp.	HONG KONG
Gold	Uyemura	UNITED STATES
Gold	W.C. Heraeus GMBH	GERMANY
Gold	Wah Yi Microelectronic Technology (Shenzhen) Co., Ltd.	CHINA
Gold	WAM Technologies Taiwan Co.,Ltd.,	TAIWAN
Gold	Wieland Metals Shanghai Ltd.	CHINA
Gold	Williams Bufalo	UNITED STATES
Gold	Williams Gold Refining Co Inc	UNITED STATES
Gold	Wuxi Middle Treasures Materials	CHINA

Gold	Xiamen Golden Egret Special Alloy Co. Ltd.	CHINA
Gold	Xin Chio Global Co., Ltd	TAIWAN
Gold	Xstrata Canada Corporation CCR Refinery	CANADA
Gold	Yantai carried LiFu precious metals co., Ltd	CHINA
Gold	Yantai Guodasafina High-Tech Environmental Refinery Co. Ltd.	CHINA
Gold	Yantai Kanford Metal Limited	CHINA
Gold	Yantai the country large Safina high-tech environmental Refinery Co. Ltd.	CHINA
Gold	Yantai to Zhaojin Mai Fu- Precious Metals Limited	CHINA
Gold	Yantai Zhaojin Kanfort Precious Metals Co. Ltd.	CHINA
Gold	Yantai Zhaojin Lai Fuk Precious Metals Ltd	CHINA
Gold	Yantai Zhaojin Lifu Precious Metals Co.,Ltd	CHINA
Gold	Yantai Zhaojin Precious Metal Meterials Company	CHINA
Gold	Yantai Zhaojinlifu Expensive Metal Co. LTD	CHINA
Gold	Yoo Chang Metal	KOREA, REPUBLIC OF
Gold	Yoo Chang Metal Industries Co Ltd.	CHILE
Gold	Yueqing Chemical & Light Industry & Building Materials Co., Ltd.	CHINA
Gold	Yuh-Cheng Material Corporation	TAIWAN (R.O.C.)
Gold	Yunnan Metallurgical Group Co., Ltd	CHINA
Gold	Yunnan Tin Company Limited	CHINA
Gold	Zhanojin refining	CHINA
Gold	Zhao yuan gold smelter of ZhongJin gold corporation	CHINA
Gold	Zhao Yuan Jin Kuang	CHINA
Gold	Zhaojin Gold & Silver Refinery Co.,Ltd	CHINA
Gold	Zhaojin Group&Gold Mineral China Co., Ltd.	CHINA
Gold	Zhaojin Kanfort Precious Metals Incorporated Company	CHINA
Gold	Zhaojin Lai Fuk	CHINA
Gold	Zhaojin Mining Industry Co., Ltd.	CHINA
Gold	Zhaoyuan Gold mine	CHINA
Gold	Zhaoyuan gold smelting co., LTD	CHINA
Gold	Zhapjin Mining Industry Co. Ltd	CHINA
Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHINA
Gold	Zhejiang Hexing Electroplating Company	CHINA
Gold	Zhejiang Suijian	CHINA
Gold	Zhongkuang Gold Industry Limited Company	CHINA
Gold	Zhongshan poison material monopoly company	CHINA
Gold	Zhongshan Public Security Bureau	CHINA
Gold	Zijin Kuang Ye Refinery	CHINA
Gold	Zijin Mining Industry Corporation (Shanghang) gold smelting Plant	CHINA
Gold	So Accurate Group, Inc.	UNITED STATES
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION

Gold	Solar Applied Materials Technology Corp.	TAIWAN
Gold	STPI Group	FRANCE
Gold	Sumitomo Metal Mining Co. Ltd.	JAPAN
Gold	Tanaka Kikinzoku Kogyo K.K	JAPAN
Gold	The Great Wall Gold and Silver Refinery of China	CHINA
Gold	The Refinery of Shandong Gold Mining Co.. Ltd	CHINA
Gold	Tokuriki Honten Co., Ltd	JAPAN
Gold	Tongling Nonferrous Metal Group Co. Ltd	CHINA
Gold	Torecom	KOREA, REPUBLIC OF
Gold	Degussa Feingold (with 1/2 sun and 1/4 moon within diamond)	HANAU, GERMANY
Gold	Umicore Brasil Ltda	BRAZIL
Gold	Umicore Precious Metals Thailand	THAILAND
Gold	Umicore Precious Metal Refining	UNITED STATES
Gold	Umicore SA Business Unit Precious Metals Refining	BELGIUM
Gold	United Precious Metal Refining, Inc.	UNITED STATES
Gold	DRW	CARTERET, NJ
Gold	Valcambi SA	SWITZERLAND
Gold	W.C. Heraeus GmbH	CANADA
Gold	Western Australian Mint trading as The Perth Mint	AUSTRALIA
Gold	CCR Refinery — Glencore Canada Corporation	CANADA
Gold	Yamamoto Precious Metal Co., Ltd.	JAPAN
Gold	Yokohama Metal Co Ltd	JAPAN
Gold	Yunnan Copper Industry Co Ltd	CHINA
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Gold	Zijin Mining Group Co. Ltd	CHINA
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA
Tantalum	Conghua Tantalum and Niobium Smeltry	CHINA
Tantalum	D Block Metals, LLC	UNITED STATES
Tantalum	Duoluoshan	CHINA
Tantalum	Exotech Inc.	UNITED STATES
Tantalum	F&X Electro-Materials Ltd.	CHINA
Tantalum	FIR Metals & Resource., Ltd.	CHINA
Tantalum	Global Advanced Metals	UNITED STATES
Tantalum	Global Advanced Metals Aizu	JAPAN
Tantalum	Global Advanced Metals Boyertown	UNITED STATES
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili Branch	CHINA
Tantalum	H.C. Starck Co., Ltd.	THAILAND
Tantalum	H.C. Starck GmbH Goslar	GERMANY
Tantalum	H.C. Starck GmbH Laufenburg	GERMANY
Tantalum	H.C. Starck GmbH	GERMANY

Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY
Tantalum	H.C. Starck Inc.	UNITED STATES
Tantalum	H.C. Starck Ltd.	JAPAN
Tantalum	H.C. Starck Smelting GmbH & Co.KG	GERMANY
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA
Tantalum	Hi-Temp	UNITED STATES
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., LTD	CHINA
Tantalum	JiuJiang JinXin Nonferrous Metals Co. Ltd.	CHINA
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co, Ltd	CHINA
Tantalum	KEMET Blue Metals	MEXICO
Tantalum	King-Tan Tantalum Industry Ltd	CHINA
Tantalum	LSM Brasil S.A.	BRAZIL
Tantalum	Metallurgical Products India (Pvt.) Ltd.	INDIA
Tantalum	Mineração Taboca S.A.	BRAZIL
Tantalum	Mitsui Mining & Smelting	JAPAN
Tantalum	Molycorp Silmet A.S.	ESTONIA
Tantalum	CIF	BRAZIL
Tantalum	Ethiopian Minerals Development Share Co.	ETHIOPIA
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tantalum	Niotan	UNITED STATES
Tantalum	Phoenix Metal Ltd	RWANDA
Tantalum	Plansee	AUSTRIA
Tantalum	Plansee SE Liezen	AUSTRIA
Tantalum	Plansee SE Reutte	AUSTRIA
Tantalum	QuantumClean	UNITED STATES
Tantalum	RFH Tantalum Smeltry Co., Ltd	CHINA
Tantalum	Shanghai Jiangxi Metals Co. Ltd	CHINA
Tantalum	A&M Minerals Limited	UNITED KINGDOM
Tantalum	Anhui Herrman Impex Co.,Ltd	CHINA
Tantalum	Cabot	UNITED STATES
Tantalum	Changsha Southern	CHINA
Tantalum	China Minmetals Nonferrous Metals Co Ltd	CHINA
Tantalum	China Shenzhen Morgan Sputtering Targets & Technology Co.,Ltd.	CHINA
Tantalum	Douluoshan Sapphire Rare Metal Co Ltd	CHINA
Tantalum	Fombell	UNITED STATES
Tantalum	Fujian Nanping Ta/Nb Ltd.	CHINA
Tantalum	Gannon & Scott	UNITED STATES
Tantalum	Ganzhou Grand Sea W & Mo Group Co Ltd	CHINA
Tantalum	Hunan Chenzhou Mining Group Co	CHINA
Tantalum	Hunan Chun-Chang Non-Ferrous Semlting	CHINA

Tantalum	Huntington Alloys Corp	UNITED STATES
Tantalum	Jada Electronic limited (JX Nippon Mining&Matel Co., Ltd)	JAPAN
Tantalum	Japan New Metals Co Ltd	JAPAN
Tantalum	Jiangxi Yichun Tantalum & Niobium	CHINA
Tantalum	JX Nippon Mining & Metals Corporation	JAPAN
Tantalum	Kemet Blue Powder (Niotan)	UNITED STATES
Tantalum	Luoyang Kewei Molybdenum & Tungsten Co. LTD	CHINA
Tantalum	Matsuo Electric	JAPAN
Tantalum	Metal Do	JAPAN
Tantalum	Metallo-Chimique	BELGIUM
Tantalum	Meterion Advanced Materials Thin Film Products	UNITED STATES
Tantalum	Mettalurgical Products India Pvt. Ltd. (MPIL)	INDIA
Tantalum	Nanchang Cemented Carbide Limited Liability Company	CHINA
Tantalum	Nantong Tongjie Electrical Co., Ltd.	CHINA
Tantalum	NEC Tokin Electronics(Thailand)Co.,Ltd.	THAILAND
Tantalum	Newton, MA	UNITED STATES
Tantalum	Nippon Mining & Metals Co.,Ltd.	JAPAN
Tantalum	Nitora Metals AG	SWITZERLAND
Tantalum	Noventa	MOZAMBIQUE
Tantalum	NTET	THAILAND
Tantalum	Posco	KOREA, REPUBLIC OF
Tantalum	Praxair	UNITED STATES
Tantalum	Remelt Sources, Inc.	UNITED STATES
Tantalum	Rui Da Hung	TAIWAN
Tantalum	Shandong Gold Mining Co.,Ltd	CHINA
Tantalum	Sumitomo (A.L.M.T Corp)	JAPAN
Tantalum	Talison Minerals Pty Ltd	AUSTRALIA
Tantalum	Talley Metals	UNITED STATES
Tantalum	Tanco	CANADA
Tantalum	Thyssenkrupp Vdm Usa, Inc	UNITED STATES
Tantalum	Torecom	KOREA, REPUBLIC OF
Tantalum	WAM Technologies Taiwan Co.,Ltd.,	TAIWAN
Tantalum	Xiamen Golden Egret Special Alloy Co. Ltd.	CHINA
Tantalum	Xiamen Tungsten Co Ltd	CHINA
Tantalum	Yano Metal	JAPAN
Tantalum	Yichun Tantalum Niobium Mine	CHINA
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Tantalum	Taki Chemicals	JAPAN
Tantalum	Tantalite Resources	SOUTH AFRICA
Tantalum	Telex	UNITED STATES
Tantalum	Ulba	KAZAKHSTAN

Tantalum	XinXing HaoRong Electronic Material CO.,LTD	CHINA
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd	CHINA
Tantalum	Zhuzhou Cement Carbide	CHINA
Tin	Alpha	UNITED STATES
Tin	China Rare Metal Materials Company	CHINA
Tin	China Tin Group Co. Ltd	CHINA
Tin	CNMC (Guangxi) PGMA Co. Ltd.	CHINA
Tin	Complejo Metalurgico Vinto S.A.	BOLIVIA
Tin	Cookson	UNITED STATES
Tin	Cooper Santa	BRAZIL
Tin	CV DS Jaya Abadi	INDONESIA
Tin	CV Gita Pesona	INDONESIA
Tin	CV JusTindo	INDONESIA
Tin	CV Makmur Jaya	INDONESIA
Tin	CV Nurjanah	INDONESIA
Tin	CV Serumpun Sebalai	INDONESIA
Tin	CV United Smelting	INDONESIA
Tin	CV Venus Inti Perkasa	INDONESIA
Tin	Dae Kil Metal Co., Ltd	CHINA
Tin	Daewoo International Corporation	REPUBLIC OF KOREA
Tin	Dowa	JAPAN
Tin	EM Vinto	BOLIVIA
Tin	DS	BOLIVIA
Tin	Feinhütte Halsbrücke GmbH	GERMANY
Tin	Fenix Metals	POLAND
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA
Tin	Gejiu Non-Ferrous Metal Processing Co. Ltd.	CHINA
Tin	Gejiu Zi-Li	CHINA
Tin	Gold Bell Group	CHINA
Tin	Guangdong China	NA
Tin	Guixi Smelter	CHINA
Tin	Huichang Jinshunda Tin Co. Ltd	CHINA
Tin	Jiangxi Nanshan	CHINA
Tin	Linwu Xianggui Smelter Co	CHINA
Tin	Liuzhou China Tin Group Co ltd	CHINA
Tin	Magnu’s Minerais Metais e Ligas LTDA	BRAZIL
Tin	Malaysia Smelting Corp	MALAYSIA
Tin	Melt Metais e Ligas S/A	BRAZIL
Tin	Metallo Chimique	BELGIUM
Tin	Mineração Taboca S.A.	BRAZIL
Tin	Minmetals Ganzhou Tin Co. Ltd.	CHINA

Tin	Minsur	PERU
Tin	Mitsubishi Materials Corporation	JAPAN
Tin	Nghe Tin Non-Ferrous Metal Company	CHINA
Tin	Novosibirsk Integrated Tin Works	RUSSIAN FEDERATION
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
Tin	O.M. Manufacturing Phils. Inc.	PHILIPPINES
Tin	OMSA	BOLIVIA
Tin	PT Alam Lestari Kencana	INDONESIA
Tin	PT Artha Cipta Langgeng	INDONESIA
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA
Tin	PT Babel Inti Perkasa	INDONESIA
Tin	PT Babel Surya Alam Lestari	INDONESIA
Tin	PT Bangka Kudai Tin	INDONESIA
Tin	PT Bangka Putra Karya	INDONESIA
Tin	PT Bangka Tin Industry	INDONESIA
Tin	PT Belitung Industri Sejahtera	INDONESIA
Tin	PT BilliTin Makmur Lestari	INDONESIA
Tin	PT Bukit Timah	INDONESIA
Tin	PT Donna Kembara Jaya	INDONESIA
Tin	PT DS Jaya Abadi	INDONESIA
Tin	PT Eunindo Usaha Mandiri	INDONESIA
Tin	PT Fang Di MulTindo	INDONESIA
Tin	Pt Hanjaya Perkasa Metals	INDONESIA
Tin	PT HP Metals Indonesia	INDONESIA
Tin	PT Inti Stania Prima	INDONESIA
Tin	PT Justindo	INDONESIA
Tin	PT Karimun Mining	INDONESIA
Tin	PT Koba Tin	INDONESIA
Tin	PT Mitra Stania Prima	INDONESIA
Tin	PT Panca Mega Persada	INDONESIA
Tin	PT Pelat Timah Nusantara Tbk	INDONESIA
Tin	PT Prima Timah Utama	INDONESIA
Tin	PT Rajwa International	INDONESIA
Tin	Pt Refined Bangka Tin	INDONESIA
Tin	PT Sariwiguna Binasentosa	INDONESIA
Tin	PT Stanindo Inti Perkasa	INDONESIA
Tin	PT Sumber Jaya Indah	INDONESIA
Tin	PT Supra Sukses Trinusa	INDONESIA
Tin	PT Tambang Timah	INDONESIA
Tin	PT Timah	INDONESIA
Tin	PT Tinindo Inter Nusa	INDONESIA

Tin	PT Tirus Putra Mandiri	INDONESIA
Tin	PT Tommy Utama	INDONESIA
Tin	Pt Wahana Perkit Jaya	INDONESIA
Tin	PT Yinchendo Mining Industry	INDONESIA
Tin	Rui Da Hung	TAIWAN
Tin	Settu Chemical Industry	JAPAN
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA
Tin	5NPLUS	UNITED KINGDOM
Tin	ABC	ALGERIA
Tin	Academy Precious Metals (China) Co. LTD	CHINA
Tin	Act Japan	JAPAN
Tin	AGR Matthey	AUSTRALIA
Tin	AIM	CANADA
Tin	AK Steel Corp.	UNITED STATES
Tin	A-kyo Enterprise Co. Ltd.	TAIWAN
Tin	Aleris	UNITED STATES
Tin	Allied Metal Co.	UNITED STATES
Tin	Almit	CHINA
Tin	Alpha Metals Korea Ltd.	KOREA, REPUBLIC OF
Tin	Alrec	UNITED STATES
Tin	Aluminum Alloys Inc.	UNITED STATES
Tin	Aluminum Resourced	UNITED STATES
Tin	Amalgamated Metal Corporation	UNITED KINGDOM
Tin	Amalgamet	UNITED STATES
Tin	Amalgamet Inc.	PERU
Tin	American Iron and Metal	CANADA
Tin	Ami Bridge Enterprise Co., Ltd.	TAIWAN
Tin	Ampere Polska Sp. z o.o. (trader)	GERMANY
Tin	An Xin Xuan Xin Yue You Se Jin Shu Co.Ltd	CHINA
Tin	Anchen Solder Tin Products Co.,Ltd	CHINA
Tin	Angelcast Enterprise Co., Ltd.	TAIWAN
Tin	Anhui Xinke New Materials Co.,Ltd	CHINA
Tin	Anson Solder&Tin Products Made Ltd	CHINA
Tin	Aoki Labatories Ltd	CHINA
Tin	Arcelor La Plaine	FRANCE
Tin	ArcelorMittal Burns Harbor	UNITED STATES
Tin	Arco Alloys	UNITED STATES
Tin	Asahi Metals (HK) Ltd	HONG KONG
Tin	Asahi Pretec Corp	JAPAN
Tin	Asahi seiren Co.,Ltd	JAPAN
Tin	Asahi Solder Technology (Wuxi) Co. Ltd.	CHINA

Tin	Assaf Conductors Ltd.	UNITED STATES
Tin	ATI Metalworking Products	UNITED STATES
Tin	ATI Tungsten Materials	UNITED STATES
Tin	Atotech	GERMANY
Tin	Aurubis	UNITED STATES
Tin	Ausmelt Limted	AUSTRALIA
Tin	Avc industrial corp.	TAIWAN
Tin	Balver Zinn - Josef Jost GmbH & Co.KG	GERMANY
Tin	Baoshida Swissmetall	SWITZERLAND
Tin	Beijing Irtouch Systems Co.,Ltd.	TAIWAN
Tin	Beijing Oriental Guide Welding Materials Co. Ltd	CHINA
Tin	Beijing Xinghe Jiada Technology Development	CHINA
Tin	Best Metais	BRAZIL
Tin	BNT Chemicals GmbH	GERMANY
Tin	Bonoka Beliting Indonesia	INDONESIA
Tin	Boyi Metal Electro Fty.	CHINA
Tin	Bridge Enterprise Co., Ltd	TAIWAN
Tin	Brinkmann Chemie AG	GERMANY
Tin	Britannia Refined Metals Ltd.	UNITED KINGDOM
Tin	Butterworth	MALAYSIA
Tin	C. Hafner GmbH + Co. KG	GERMANY
Tin	Canfield	UNITED STATES
Tin	Carpenter Technologies	UNITED STATES
Tin	Central Copper Co., Ltd Zhejiang	CHINA
Tin	CFC Cooperativa dos Fundidores de Cassiterita da Amazônia Ltda.	BRAZIL
Tin	Cheng Yang	TAIWAN
Tin	Chengfeng Metals Co Pte Ltd	CHINA
Tin	Chenzhou Gold Arrow Solder Co.,Ltd	CHINA
Tin	Chenzhou Yun Xiang mining limited liability company	CHINA
Tin	Chernan Technology	TAIWAN
Tin	Chi Li Web Industry Co.,Ltd	TAIWAN
Tin	Chia Tai Metal Craft Products Co., Ltd.	CHINA
Tin	China Hongqiao	CHINA
Tin	China Huaxi Group Nandan	CHINA
Tin	China Information Technology Expo	CHINA
Tin	China Lai Bin Tin Smelting Co.,Ltd	CHINA
Tin	China Minmetals Corp.	CHINA
Tin	China National Non-Ferrous	CHINA
Tin	China Tin Lai Ben Smelter Co., Ltd.	CHINA
Tin	China Tin Smelter Co.Ltd	CHINA
Tin	China Yunnan Gejiu Nonferrous Electrolysis Company	CHINA

Tin	China YunXi mining	CHINA
Tin	Chinese Guangxi Liuzhou smelter	CHINA
Tin	Chofu Works	JAPAN
Tin	Chuan Kai Aluminum Co., Ltd.	TAIWAN
Tin	Cochief Industrial Co., Ltd	TAIWAN
Tin	Codelco	CHILE
Tin	Colonial Metals Co	UNITED STATES
Tin	Cooerativa Produtores de Cassiterita	BRAZIL
Tin	Cookson Alpha Metals (Shenzhen) Co. Ltd.	CHINA
Tin	Cookson Group	TAIWAN
Tin	Coopermetal - Cooperativa Metalurgica de Rondonia Ltda.	BRAZIL
Tin	Copper Suzhou Co.,	CHINA
Tin	CSC Pure Technologies	RUSSIAN FEDERATION
Tin	Custom Alloy Light Metals Inc	UNITED STATES
Tin	CV Duta Putra Bangka	INDONESIA
Tin	DAE Chang Ind Co. Ltd	KOREA, REPUBLIC OF
Tin	Daiki Aluminium Industry (Thailand) Co.,Ltd.	THAILAND
Tin	Darley Dale Smelter	UNITED KINGDOM
Tin	De wei copper company	MALAYSIA
Tin	Diehl Metall Aplications GmbH	GERMANY
Tin	Ding Pacific	CHINA
Tin	Dong Guan Shen Mao Soldering Tin Co.,Ltd	CHINA
Tin	Dong-Bu Steel	CHINA
Tin	Dongguan CameroonChemical Materials Co., Ltd	CHINA
Tin	Dongguan City Huayu Metals Material Co.,Ltd	CHINA
Tin	Dongguan Dongxu Metal Surface Handel Co.,Ltd	CHINA
Tin	Dongguan Lason Metel Materials Co,.Ltd	CHINA
Tin	Dongguan Qiandao	CHINA
Tin	Dongguan Yuecheng metal materials Co., Ltd.	CHINA
Tin	Dongguan Zhong Ju Tin Electronic Co.,Ltd.	CHINA
Tin	Dowa Kogyo k.k	JAPAN
Tin	Dowa Metals & Mining Co.,Ltd	JAPAN
Tin	Dr. soldering tin products Co., Ltd.	CHINA
Tin	Dr-Ing Max Schloetter GmbH & Co. KG	GERMANY
Tin	Duksan Hi - Metal	KOREA, REPUBLIC OF
Tin	Duoluoshan Sapphire Rare Metal Co. Ltd	CHINA
Tin	Dyfenco Green Applied Materials Co.,Ltd	TAIWAN
Tin	Eastern Alloys	UNITED STATES
Tin	Ebara-Udylite	CHINA
Tin	Electroloy Corperation Sdn Bhd	MALAYSIA
Tin	Electroloy Metal Pte Ltd	CHINA

Tin	Elmet S.A. de C.V.	BOLIVIA
Tin	Empresa Metalúrgica Vinto (Enaf)	BOLIVIA
Tin	Enthone GmbH, Germany	GERMANY
Tin	Ept	GERMANY
Tin	Essar Steel Algoma	CANADA
Tin	Estanho de Rondonia SA	BRAZIL
Tin	E-tech Philippines	PHILIPPINES
Tin	Excellent resistance to copper ( Suzhou ) Co., Ltd.	CHINA
Tin	Eximetal S.A.	ARGENTINA
Tin	F&X Electro-Materials Limited	CHINA
Tin	Felder GmbH - Löttechnik	GERMANY
Tin	Ferro Alloys de México, S.A. de C.V.	BRAZIL
Tin	FH Halsbrücke	GERMANY
Tin	First Copper Technology Co., Ltd.	TAIWAN
Tin	Fortemedia Co., Ltd	UNITED STATES
Tin	Fortune Metal Factory	CHINA
Tin	Fuji Metal Mining Corp	TAIWAN
Tin	Fujian Zijin copper Co.Ltd	CHINA
Tin	Fujii Mfg. Co., Ltd.	JAPAN
Tin	Full Armor Industries (Shares) Ltd.	TAIWAN
Tin	Funsur	BRAZIL
Tin	Furukawa Electric	JAPAN
Tin	Galva Iron & Metal Co	UNITED STATES
Tin	Ganzhou Huaxing Tungsten	CHINA
Tin	Ganzhou Sinda W&Mo Co.,Ltd	ARGENTINA
Tin	Gebr. Kemper GmbH & Co.KG	GERMANY
Tin	Geiju KaiMeng Industrial and Trade Mineral Co.	CHINA
Tin	Gejiu Gold Smelter Minerals Co.,Ltd	CHINA
Tin	Gejiu Jin Ye Mineral Co., Ltd.	CHINA
Tin	Gejiu Yunxi Group Corp.	CHINA
Tin	Gejiu YunXin Colored Electrolysis Ltd	CHINA
Tin	Gibbs Wire & Steel Co.	UNITED STATES
Tin	Global Advanced Metals	UNITED STATES
Tin	Global Tungsten & Powders Corp	UNITED STATES
Tin	Gomat-e-K.	GERMANY
Tin	Goodway	CHINA
Tin	Grant Manufacturing and Alloying	UNITED STATES
Tin	Greatgum Enterprise Co.,Ltd	TAIWAN
Tin	Grillo-Handel	GERMANY
Tin	Guang Xi Hua Xi Corp	CHINA
Tin	GuangDong Jiatian Stannum Products Co., Ltd	CHINA

Tin	Guangdong Anson tin products Manufacturing Co., Ltd.	CHINA
Tin	Guangxi China Tin Group Co., Ltd	CHINA
Tin	Guangxi China Tin Metal Meterials Company	CHINA
Tin	Guangxi Crystal Union Photoelectric Materials Co., Ltd.	CHINA
Tin	Guangxi Huaxi Group Co.,Ltd	CHINA
Tin	Guangxi Liuzhou	CHINA
Tin	GuangXi PING GUI Flying Saucer Ltd Co	CHINA
Tin	Guangxi Pinggui PGMA Co. Ltd.	CHINA
Tin	Guangxi Taixing Electronic Welding Material Co., Ltd	CHINA
Tin	Guangxi Zhongshan Gold Bell Smelting Corp.Ltd	CHINA
Tin	Guangzhou Darling Industrial Co.,Ltd.	TAIWAN
Tin	Guangzhou Non-Ferrous Metals Research Institute	CHINA
Tin	Guangzhou Special Copper & Electronics material Co.,Ltd	CHINA
Tin	Guangzhou Tianshuo Electroni Technology.Co.Ltd	CHINA
Tin	GuanXi China Tin Group Co.,Ltd	CHINA
Tin	Guest Huaxi Smelting Co., Ltd.	CHINA
Tin	H.J.Enthoven & Sons	UNITED KINGDOM
Tin	Habia Cable GmbH	GERMANY
Tin	Hai Yuxin Xi Zhuhai Co., Ltd.	CHINA
Tin	Hana-High Metal	MALAYSIA
Tin	Handok Metal Co.,Ltd	KOREA, REPUBLIC OF
Tin	HeChi Metallurgical Chemical factory	CHINA
Tin	Heesung Material Ltd	KOREA, REPUBLIC OF
Tin	Heesung Metal Ltd.	KOREA, REPUBLIC OF
Tin	Heimerle und Meule	GERMANY
Tin	Henan Province in Gold Investment Management Ltd.	CHINA
Tin	Henan Sanmenxia Lingbao JinYuan Mining industry Company Limited	CHINA
Tin	Heraeus Ltd. Hong Kong	HONG KONG
Tin	Heraeus Materials Singapore Pte. Ltd.	SINGAPORE
Tin	Heraeus Materials Technology GmbH&Co.KG	GERMANY
Tin	Heraeus Oriental Hitec co. Ltd.	KOREA, REPUBLIC OF
Tin	Heraeus Precious Metals GmbH & Co. KG	GERMANY
Tin	Heraeus Technology Center	HONG KONG
Tin	Heraeus Zhaoyuan Changshu Electronic Material Co.,Ltd	CHINA
Tin	Heraeus Zhaoyuan Precious Metal Materials Co. Ltd.	CHINA
Tin	Heraus	FRANCE
Tin	High Quality Technology Co.,Ltd	CHINA
Tin	High-Power Surface Technology	CHINA
Tin	High-Tech Co., Ltd. Taiwan	TAIWAN
Tin	Hikaru Suites Ltd.	JAPAN
Tin	HL Thorne	UNITED KINGDOM

Tin	Honeywell Electronic Materials	UNITED STATES
Tin	Hong-Qiao Co., Ltd.	CHINA
Tin	Hop Hing Electroplating Company Zhejiang	CHINA
Tin	Hua Eng Wire & Cable Co. Ltd.	TAIWAN
Tin	Hua Eng Wire&Cable Co.,Ltd	TAIWAN
Tin	Huanggang City Tonging Metallic Materials Co., Ltd	CHINA
Tin	Huaxi Guangxi Group	CHINA
Tin	HuaXi Metals Co.,Ltd	CHINA
Tin	Huichang Shun Tin, Kam Industries, Ltd.	CHINA
Tin	Huizhou Taiwan Electronic Component Limited Company	CHINA
Tin	Hunan Chang Ning Great Wall	CHINA
Tin	Hunan Nonferrous Metals Holding Group Co., LTD	CHINA
Tin	Hyundai-Steel	KOREA, REPUBLIC OF
Tin	I B F Indústria Brasileira de Ferroligas Ltda	BRAZIL
Tin	IMC-MetalsAmerica, LLC	UNITED STATES
Tin	IMLI	INDONESIA
Tin	Impag Ag	SWITZERLAND
Tin	Imperial Zinc	UNITED STATES
Tin	In The High-Tech Co. Ltd	TAIWAN
Tin	Inbra Ind E Com De Metais Ltda	BRAZIL
Tin	Incesa Comp. Eletricos Ltda	BRAZIL
Tin	Increasingly and Chemical (Suzhou) Co., Ltd.	CHINA
Tin	Independence Mining Co	CHINA
Tin	Indonesia Smelting Corporation Berhad	INDONESIA
Tin	Indonesian Tin Ingot	INDONESIA
Tin	Industria Brasileira de Ferro Ligas Ltda	BRAZIL
Tin	International Wire Group, Inc	UNITED STATES
Tin	Inwu Xiang-Gui Mining And Metallurgy Co., Ltd	CHINA
Tin	IPS	FRANCE
Tin	Ishihara Chemical Co. Ltd.	JAPAN
Tin	Ishikawa Metal Co. Ltd	JAPAN
Tin	Jaancheng Enterprise Co., Ltd	TAIWAN
Tin	JalanPantai/Malaysia	MALAYSIA
Tin	Japan New Metals Co., Ltd.	JAPAN
Tin	Jau Janq Enterprise Co. Ltd.	TAIWAN
Tin	Jaujanq_Malaysia Smelting Corp	MALAYSIA
Tin	Jean Goldschmidt International	BELGIUM
Tin	Jewish Xinmao Tin Co., Ltd.	CHINA
Tin	Jiangmen Huayuan Industry Co. Ltd	CHINA
Tin	Jiangsu Xinhai Copper Co.,Ltd.	CHINA
Tin	Jiangxi Copper Corporation (JCC)	CHINA

Tin	JiangXi JiaWang	CHINA
Tin	Jiangxi Shunda Huichang Kam Tin Co., Ltd.	CHINA
Tin	Jin Zhou	CHINA
Tin	Jing Cheng electronics Co., Ltd	TAIWAN
Tin	Jingxi chemistry group	CHINA
Tin	JMTouch Corp., Ltd.	TAIWAN
Tin	JTJ Technology Co., Ltd.	TAIWAN
Tin	Ju Tai Industrial Co. Ltd	CHINA
Tin	Jun Lin Electric	CHINA
Tin	JX Nippon Mining & Metals	INDONESIA
Tin	Kahanna Traders & Engineers	INDIA
Tin	Kai Union Industry and Trade Co., Ltd.	CHINA
Tin	Kaimeng (Geiju) Industry and Trade Co., Ltd.	CHINA
Tin	Kalas Wire	UNITED STATES
Tin	Keeling & Walker	UNITED KINGDOM
Tin	Ketabang	INDONESIA
Tin	Ketabang	UNITED KINGDOM
Tin	Kewei Tin Co.,Ltd	CHINA
Tin	Kihong T & G	INDONESIA
Tin	Kiyomine Metal Industry	JAPAN
Tin	Kobe Steel,Ltd.	JAPAN
Tin	Kojima Chemicals Co,Ltd	JAPAN
Tin	Kovohutě Příbram Nástupnická, A.S.	CZECH REPUBLIC
Tin	Ku Ping Enterprise Co.,Ltd	TAIWAN
Tin	KuanShanChina Ai Sen Self-conductor Meterials Company	CHINA
Tin	Kunming High-tech Industrial Developing Area	CHINA
Tin	kunshan into the solder manufacturing co., Ltd	CHINA
Tin	Kuntai	CHINA
Tin	Kupol	RUSSIAN FEDERATION
Tin	Kurt J Lesker Company	UNITED STATES
Tin	Lai’bin China Tin Smelting Ltd.	CHINA
Tin	Laibin Smeltery Of Liuzhou China Tin Group Co.,Ltd	CHINA
Tin	Laybold	MALAYSIA
Tin	Leshan Ep Technology Co., Ltd.	CHINA
Tin	Levitra can Shenxhen Electronic Technology	CHINA
Tin	Leybold Co.,Ltd.	CHINA
Tin	Leybold Co.,Ltd.	JAPAN
Tin	Li Chun Metals Co., Ltd.	TAIWAN
Tin	Lian Xing Plating Factory	CHINA
Tin	Lingbao Jinyuan Tonghui	CHINA

Tin	Linqu Xianggui Smelter Co. Ltd.	CHINA
Tin	Linwu Xianggui Mineral Smelting Co.,Ltd	CHINA
Tin	LS-Nikko Copper Inc	JAPAN
Tin	Lübeck GmbH	GERMANY
Tin	Lupon Enterprise Co. Ltd.	TAIWAN
Tin	Ma On Shuguang Smelting Plant	CHINA
Tin	MacDermid Fine Chemical Co., Ltd. Hongkong	CHINA
Tin	Magnesium Elekton Inc.	UNITED STATES
Tin	Malaysia Aluminium & Alloy Sdn.Bhd	MALAYSIA
Tin	Man Yi Metal Industry (Stock) Co., Ltd	TAIWAN
Tin	Materials Eco-Refining Co.,Ltd	JAPAN
Tin	Matsuda Sangyo Co. Ltd	JAPAN
Tin	Matsuo nn da Ltd.	JAPAN
Tin	Matsuo Solder Co. Ltd	JAPAN
Tin	Matsushima Metals Co. Ltd	JAPAN
Tin	MCP Group	UNITED STATES
Tin	MCP HEK GmbH	GERMANY
Tin	MCP Metal Specialist Inc.	UNITED KINGDOM
Tin	MCP Metal Specialist Inc.	UNITED STATES
Tin	MCP Mining & Chemical Products Ltd. UK	CHINA
Tin	Mecomsa, S.A. de C.V.	PERU
Tin	Medeko CAST	SLOVAKIA (SLOVAK REPUBLIC)
Tin	Meng neng	CHINA
Tin	Mentok Smelter	INDONESIA
Tin	Metahub Industries Sdn. Bhd.	MALAYSIA
Tin	Met-AL	UNITED STATES
Tin	Metal (Material Mauufacturer)	TAIWAN
Tin	Metallic Materials Branch L Of Guangxi China Tin Group Co.,Ltd	CHINA
Tin	Metallic Resources Inc	UNITED STATES
Tin	Metalor	SWITZERLAND
Tin	Metech Alu Ind Sdn. Bhd.	MALAYSIA
Tin	Metropolitan Alloys Corp	UNITED STATES
Tin	Midland Industries	UNITED STATES
Tin	Millard Wire	UNITED STATES
Tin	Ming Li Jia Smelter Metal factory	CHINA
Tin	Misue Tin Smelter and Refinery	PERU
Tin	Mits-Tec (Shanghai) Co. Ltd.	CHINA
Tin	Mitsubishi Electric Metecs Co. Ltd	JAPAN
Tin	Mitsui High-Tec(Shanghai) Co., Ltd	CHINA
Tin	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Tin	Mitsui Sumitomo Metal Mining Brass & Copper Co.,Ltd	JAPAN

Tin	MK Electron	INDONESIA
Tin	MSC	INDONESIA
Tin	MSC Croporation Berhad	MALAYSIA
Tin	Multiple Xin precision metal electroplating factory	CHINA
Tin	N.E. Chemcat Corporation	JAPAN
Tin	Nacobre	MEXICO
Tin	Nan Kang City Kjin Long Mine industry Co.,Ltd.	CHINA
Tin	Nanchang Metal Material Co.,Ltd	CHINA
Tin	Nandan China Huaxi Group	CHINA
Tin	Nankang Nanshan Tin Manufactuering Co. Ltd.	CHINA
Tin	Nathan Trotter & Co.	PERU
Tin	Nathan Trotter & Co. Inc	UNITED STATES
Tin	Nentok	INDONESIA
Tin	New Original metal(China) Co.,Ltd	CHINA
Tin	Ney Metals and Alloys	UNITED STATES
Tin	Nghe Tin Non Ferrous Metal Company	INDONESIA
Tin	Nghe Tin Non-Ferrous Metal	VIET NAM
Tin	Nihon Superior Co.,Ltd	JAPAN
Tin	Nihon Genma MFG Co., Ltd.	THAILAND
Tin	Nihon Kagaku Sangyo Co.,Ltd.	JAPAN
Tin	Nikkei Singapore Aluminium Pte Ltd	SINGAPORE
Tin	Ningbo Jintian Copper Company Ltd.	CHINA
Tin	Nippon Filler Metals Ltd.	JAPAN
Tin	Nippon Steel	JAPAN
Tin	Nn the inter Matsuo Haas Co.	JAPAN
Tin	Nortena de Metales, SA	SPAIN
Tin	North Star BlueScope Steel, LLC	UNITED STATES
Tin	Nucor Steel	UNITED STATES
Tin	Ohio Precious Metals	USA
Tin	OM Manufacturing Philippines,Inc	PHILIPPINES
Tin	OMG	UNITED STATES
Tin	Onation Corporation	TAIWAN
Tin	Operaciones Metalurgica S.A.	BOLIVIA
Tin	Osaka Asahi Metal K.K.	JAPAN
Tin	Ou Enji ( Suzhou) Electronic Chemical Company Limited	CHINA
Tin	Oxbow Metales de Mexico S. de R.L de C.V.	BOLIVIA
Tin	Palm International	UNITED STATES
Tin	Palm Technology Co., Ltd	TAIWAN
Tin	Pan Jit International Inc.	TAIWAN
Tin	Parex International Corp.	CHINA
Tin	PBT	FRANCE

Tin	Pemali Tine Mine	INDONESIA
Tin	PGMA	CHINA
Tin	Phonon Meiwa Inc.	JAPAN
Tin	Ping-Yi Electroinics Co.,Ltd	TAIWAN
Tin	Plansee Group	AUSTRIA
Tin	Poongsan Corporation	KOREA, REPUBLIC OF
Tin	Posco	KOREA, REPUBLIC OF
Tin	Pro Wu Xianggui Mining and Metallurgy Co., Ltd.	CHINA
Tin	Productos Minerales del Norte S.A. de C.V.	BOLIVIA
Tin	ProtekDevice	UNITED STATES
Tin	PT Bangka Timah Utama Sejahtera	INDONESIA
Tin	PT Banka Kudai Tin	INDONESIA
Tin	PT Indra Eramulti Logam Industri	INDONESIA
Tin	PT Metals Indonesia	INDONESIA
Tin	PT Natari	INDONESIA
Tin	PT Tambang Timah Tbk (Persero)	INDONESIA
Tin	PT Timah Bolivia	BOLIVIA
Tin	PT Timah Indonesia	MALAYSIA
Tin	PT Timah Nusantara	INDONESIA
Tin	PT Timah TBK	INDONESIA
Tin	PT Timah Tin	INDONESIA
Tin	Pure Technology (UK) Limited	RUSSIAN FEDERATION
Tin	Qian Dao Tin Products	CHINA
Tin	Qingdao Klong Nonferrous metal Co.,ltd	CHINA
Tin	Qualitek Delta Philippines	PHILIPPINES
Tin	Qualitek Delta Philippines Inc.	INDONESIA
Tin	Rahman Hydraulic Tin Berhad	MALAYSIA
Tin	RBT	INDONESIA
Tin	RedRing Solder (M) Sdn. Bhd	MALAYSIA
Tin	Redsun Metal Ind. Co.,Ltd.	TAIWAN
Tin	Remelt Sources, Inc.	UNITED STATES
Tin	Richard Stenzhorn GmbH	GERMANY
Tin	Ritchey Metals	UNITED STATES
Tin	Rohm and Haas	TAIWAN
Tin	Rohm und Haas	GERMANY
Tin	RSI	UNITED STATES
Tin	RST	GERMANY
Tin	S Company	THAILAND
Tin	SA Minsur	PERU
Tin	Saitamaken Irumasi Sayama Ke Hara	JAPAN
Tin	Samatron	KOREA,

DEMOCRATIC PEOPLE’S REPUBLIC OF
Tin	Samhwa Non-Ferrous Metal. Inc Co.,Ltd	KOREA, REPUBLIC OF
Tin	Sasaki Solder Industry Co.,Ltd	JAPAN
Tin	Schloetter	INDONESIA
Tin	Seirenngyousya	CHINA
Tin	Selayang Solder Sdn Bhd	MALAYSIA
Tin	Senju Metal Industry Co. Ltd	JAPAN
Tin	Severstal Columbus	UNITED STATES
Tin	Severstal Dearborn	UNITED STATES
Tin	SGS	BRAZIL
Tin	SGS	BOLIVIA
Tin	Shandong Zhaojin Gold & Silver Refinery Co., Ltd	CHINA
Tin	Shanghai Gold Exchange (SGE)	CHINA
Tin	Shanghai Sinyang Semiconductor Materials	CHINA
Tin	Shanghai Yuanhao Surface Finishing Co. Ltd.	CHINA
Tin	ShangHai YueQiang Metal Products Co., Ltd	CHINA
Tin	ShangQi	CHINA
Tin	Shantou Xilong Chemical Factory Co., Ltd	CHINA
Tin	Shao Xing Tian Long Tin Materials Co. Ltd	CHINA
Tin	Shapiro	UNITED STATES
Tin	Shen Mao Solder(M)SND.BHD	TAIWAN
Tin	Shen Zhen Rui Yun Feng Industry Co.,Ltd	CHINA
Tin	Shen-Tung Technol Co, Ltd	TAIWAN
Tin	Shenzhen Boshida Sodering Tininduustrial Co,Ltd	CHINA
Tin	Shenzhen Chemicals & Light Industry	CHINA
Tin	Shenzhen City Jin Chun Tin Products Co Ltd	CHINA
Tin	Shenzhen City Thai Industrial Co., Ltd.	CHINA
Tin	Shenzhen Hongchang Metal Manufacturing Factory	CHINA
Tin	Shenzhen HuaQing trading company	CHINA
Tin	Shenzhen keaixin Technology	CHINA
Tin	Shenzhen New Jin Spring Solder Products Co.	CHINA
Tin	Shenzhen Red Cloud Crown Tin Limited	CHINA
Tin	Shenzhen Yi Cheng Industrial	CHINA
Tin	Shuer Der Industry (Jiangsu) Co. Ltd.	CHINA
Tin	Sin Asahi Solder(M)Sdn Bhd	MALAYSIA
Tin	Singapore Asahi Chemical & Solder Industries	SINGAPORE
Tin	Singapore LME Tin	SINGAPORE
Tin	Sinitron Shenmao Solder (M) Sdn. Bhd.	MALAYSIA
Tin	Sizer Metals Pte Ltd	SINGAPORE
Tin	Smelting Branch of Yunnan Tin Company Ltd	CHINA

Tin	SMIC Senju Malysia	MALAYSIA
Tin	Snow up to the city of Suzhou Chemical Co., Ltd.	CHINA
Tin	So Accurate Refining Group	UNITED STATES
Tin	Solar Applied Materials	CHINA
Tin	Solder Coat Co.,Ltd.	JAPAN
Tin	Solderindo	INDONESIA
Tin	Solnet Metal	TAIWAN
Tin	Songwon	KOREA, REPUBLIC OF
Tin	Special Metals	UNITED STATES
Tin	Spectro Alloys	UNITED STATES
Tin	Stanchem Sp. j. (trader)	INDONESIA
Tin	Standard Sp z o.o.	POLAND
Tin	Stanindo Inte Perkasa	INDONESIA
Tin	Steel Dynamics	UNITED STATES
Tin	Strait Metal Technology Sdn. Bhd.	MALAYSIA
Tin	Süddeutsche Metallhandels-gesellschaft mbH	GERMANY
Tin	Sumitomo Metal Mining Co., Ltd.	JAPAN
Tin	Sun Surface Technology Co. Ltd	CHINA
Tin	Sundwiger Messingwerk GmbH & Co.KG	GERMANY
Tin	Sung-Hsing Enterprise Co.,Ltd	TAIWAN
Tin	Suntain Co.Ltd	TAIWAN
Tin	Suzhou Cangsong Metal Product Co., Ltd	CHINA
Tin	Suzhou Feixiang Solder Materials Co., Ltd.	CHINA
Tin	Suzhou Jinyi jewelry factory	CHINA
Tin	T.S. Crane	UNITED STATES
Tin	Taboca/Paranapanema	BELIZE
Tin	Taicang City Nancang Metal Meterial Co.,Ltd.	CHINA
Tin	Taicang Jiangsu	CHINA
Tin	Taicang Nancang Metal Meterial Co.,Ltd	CHINA
Tin	Taiwan Total Co. Ltd.	TAIWAN
Tin	Talcang City Nankang Metal Material Co., Ltd	CHINA
Tin	Tamura Corporation of America	JAPAN
Tin	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Tin	TAP	UNITED STATES
Tin	TCC steel	KOREA, REPUBLIC OF
Tin	Technic Inc.	UNITED STATES
Tin	Tennant Metal Pty. Ltd.	AUSTRALIA
Tin	Thai Sarco	THAILAND
Tin	Thai Solder Industry Corp.,Ltd.	THAILAND
Tin	Thaisarco	THAILAND
Tin	The Early East (Xiechang) Electroplating Factory Co., Ltd	CHINA

Tin	The force bridge surface treatment Material Factory	CHINA
Tin	The guests China tin smelting co., Ltd	CHINA
Tin	The Miller Company	UNITED STATES
Tin	The pine island metal co., Ltd	JAPAN
Tin	Thousand Island Metal Foil Co.,Ltd	CHINA
Tin	Thousand live metal industrial co., Ltd	JAPAN
Tin	Tiancheng Metal Materials Co., Ltd.	CHINA
Tin	Tianjin Huamei	GERMANY
Tin	Tianjin Yishang chemical trade Co.,Ltd	CHINA
Tin	Tianshui Longbo Business &Trade Co.,Ltd.	CHINA
Tin	Tim Plating Gejiu	CHINA
Tin	TIMAH in smelting Co. Ltd.	TAIWAN
Tin	Timah Indonesian State Tin Corporation	INDONESIA
Tin	Tin Plating Gejiu	CHINA
Tin	Tin Products Manufacturing Co. Ltd.	CHINA
Tin	Tochij	JAPAN
Tin	Toko Electronic Mfg. Co. Ltd	INDONESIA
Tin	Tong Ding Metal Materials Co., Ltd.	CHINA
Tin	Tongding Metallic Material Co.Ltd	CHINA
Tin	Tongling nonferrous Metals Group Co., Ltd	CHINA
Tin	Tongxin	CHINA
Tin	Trade Secret	INDONESIA
Tin	Trafilerie Carlo Gnutti S.p.A.	ITALY
Tin	Traxys	FRANCE
Tin	Trialco	UNITED STATES
Tin	Tunnan Tin Company Limited	CHINA
Tin	Tyco	UNITED STATES
Tin	UBS Metalor	SWITZERLAND
Tin	Umicore	GERMANY
Tin	Umicore Haboken	BELGIUM
Tin	Umicore Precious Metal (S) Pte Ltd.	SINGAPORE
Tin	Uni Bros Metal Pte Ltd	SINGAPORE
Tin	Uniforce Metal Industrial Corp.	TAIWAN (R.O.C.)
Tin	Unit Metalurgi PT Timah (Persero ) Tbk	INDONESIA
Tin	Unit Timah Kundur PT Tambang	INDONESIA
Tin	United Smelter	INDONESIA
Tin	Univertical International (Suzhou) Co., Ltd.	CHINA
Tin	Untracore Co.,Ltd.	THAILAND
Tin	Vertex Metals Incorporation	TAIWAN
Tin	Vinto	BOLIVIA
Tin	VQB Mineral and Trading Group JSC	VIET NAM

Tin	Walsin	TAIWAN
Tin	WC Heraeus Hanau	GERMANY
Tin	Well Fore Special Wire	TAIWAN
Tin	Welley	TAIWAN
Tin	Well-Lin Enterprise Co., Ltd.	TAIWAN
Tin	Wen Cheng Lead Wire Co., Ltd.	TAIWAN
Tin	Westfalenzinn J. Josh KG	GERMANY
Tin	Westmetall GmbH & Co. KG	GERMANY
Tin	Wieland-Werke AG	GERMANY
Tin	Wilhelm Grillo Handelsgesellschaft mbH	GERMANY
Tin	Wilhelm Westmetall	GERMANY
Tin	Wind Yunnan Nonferrous Metals Co.,Ltd.	CHINA
Tin	WKK	CHINA
Tin	Wooshin Metal	KOREA, REPUBLIC OF
Tin	Wu Xi Shi Yi ZhengJiXie She Bei Company	CHINA
Tin	Wujiang City luxe Tin Factory	CHINA
Tin	Wuxi Lantronic Electronic Co. Ltd.	CHINA
Tin	Wuxi Yunxi	CHINA
Tin	Xia Yi Metal Industries (shares) Ltd.	TAIWAN
Tin	Xiamen Hongfa	CHINA
Tin	Xiamen Hongfa	GERMANY
Tin	XiHai - Liuzhou China Tin Group Co ltd - list as “China Tin”	CHINA
Tin	Xin Chio Global Co., Ltd	TAIWAN
Tin	Xin Furukawa Metal(Wuxi)Co.,Ltd	CHINA
Tin	Xin Tongding	CHINA
Tin	Xin Wang copper smelter	CHINA
Tin	Xingrui Noble Metal Material Co.Ltd	CHINA
Tin	Xinke Precision Copper Strip Co., Ltd.	CHINA
Tin	Xinmao Tin Corp .,Ltd	CHINA
Tin	Xinqian	CHINA
Tin	Yannan Tin Group(Holding)Co.,Ltd	CHINA
Tin	Yantai Zhaojin Precious Metals Co., Ltd.	CHINA
Tin	Ye Chiu Metal (Taicang) Co., Ltd	CHINA
Tin	Ye Chiu Metal smelting Sdn Bhd	MALAYSIA
Tin	Yi Chengda Tin Corp.Ltd	CHINA
Tin	Yifeng Tin Industry (Chenzhou) Co Ltd	CHINA
Tin	Yokohama Metal Co Ltd	JAPAN
Tin	yongjin metalmaterial?dongguan?co.,Ltd	CHINA
Tin	YQ	CHINA
Tin	YTMM	CHINA
Tin	Yu Material (Suzhou) Co. Ltd.	CHINA

Tin	Yuang-Hsian Metal Industrial Corp	TAIWAN
Tin	Yun Xi Group	CHINA
Tin	Yun”xin Non-Ferrous Electroanalysis Ltd	CHINA
Tin	Yun’an Dian’xi Tin Mine	INDONESIA
Tin	Yunnan Chengo Electric Smelting Plant	CHINA
Tin	Yunnan China Rae Metal Materials Company	CHINA
Tin	YunNan GeJiu Jin Ye Mineral Co.,Ltd	CHINA
Tin	YunNan Gejiu Yunxin Electrolyze Limited	CHINA
Tin	Yunnan Metallurgical Group Co., Ltd.	CHINA
Tin	Yunnan Xiangyunfeilong Non-Ferrous Metals Co.Ltd.	CHINA
Tin	Yunnan Xiye Co.Ltd	CHINA
Tin	Yunnan, China Rare Metal Materials Company	CHINA
Tin	Yuntinic Chemical GmbH	GERMANY
Tin	Yutinic Resousrces	UNITED STATES
Tin	Zhangzhou Macro Real Non-Ferrous Metals	CHINA
Tin	Zhangzhou Xiangcheng Hongyu Building Co., Ltd.	CHINA
Tin	Zhaojin Gold and Silver Refinery Limited	CHINA
Tin	Zhejiang Hexing Electroplating Company	CHINA
Tin	Zhejiang Huangyan Xinqian Electrical Equipment Fittings	CHINA
Tin	Zhejiang strong soldering materials co., Ltd	GHANA
Tin	Zhen Bo Industrial Co., Ltd.	CHINA
Tin	Zhongjin Gold Corp.,Ltd	CHINA
Tin	Zhongshan Tin-King Co., Ltd.	CHINA
Tin	ZhongShi	CHINA
Tin	Zhuhai Hongsheng Stannous Solder Manufacture Co,.Ltd	CHINA
Tin	Zhuhai Horyison Solder Co.,Ltd	CHINA
Tin	Zhuhai Quanjia	CHINA
Tin	Zhuzhou Smelter Group Company Limited	CHINA
Tin	Zi Jin Copper	CHINA
Tin	Zong Yang Industrial Co. Ltd.	TAIWAN
Tin	Zuhai Horyison Solder Co.,Ltd.	CHINA
Tin	Soft Metais, Ltda.	BRAZIL
Tin	Thailand Smelting & Refining Co.Ltd. (Thaisarco)	THAILAND
Tin	Ultracore Co., Ltd.	THAILAND
Tin	White Solder Metalurgia e Mineração Ltda.	BRAZIL
Tin	Yunnan Chengfeng	CHINA
Tin	Yunnan Tin Company Limited	CHINA
Tungsten	A.L.M.T. Corp.	JAPAN
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
Tungsten	China Minmetals Corp.	CHINA

Tungsten	China National Non-Ferrous & Jiangxi corporation limited	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	CHINA
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA
Tungsten	Ganxian Shirui New Material Co., Ltd.	CHINA
Tungsten	Ganzhou Grand Sea W & Mo Group Co Ltd	CHINA
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tungsten	Ganzhou sinda W&Mo Co.,Ltd (Ganzhou Sea Dragon)	CHINA
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CHINA
Tungsten	Global Tungsten & Powders Corp	UNITED STATES
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA
Tungsten	H.C. Starck GmbH	GERMANY
Tungsten	H.C. Starck Group	GERMANY
Tungsten	H.C. Starck Smelting GmbH & Co.KG	GERMANY
Tungsten	Hunan Chenzhou Mining Group Co	CHINA
Tungsten	Hunan Chun-Chang Nonferrous Smelting & Concentrating Co., Ltd.	CHINA
Tungsten	Japan New Metals Co Ltd	JAPAN
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Minmetals Gao’an Non-ferrous Metals Co., Ltd.	CHINA
Tungsten	Jiangxi Richsea New Materials Co., Ltd.	CHINA
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tungsten	Kennametal Fallon	UNITED STATES
Tungsten	Kennametal Huntsville	UNITED STATES
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	VIET NAM
Tungsten	AGR Matthey	AUSTRALIA
Tungsten	Aida Chemical Industries Co.,Ltd.	JAPAN
Tungsten	Air Liquide Far Eastern (ALFE)	KOREA, REPUBLIC OF
Tungsten	Air Products and Chemicals, Inc.	UNITED STATES
Tungsten	AK Steel Corp	UNITED STATES
Tungsten	Alldyne Powder Technologies	UNITED STATES
Tungsten	Allied Material	JAPAN

Tungsten	Alluter Technology (Shenzhen) Co., Ltd.	CHINA
Tungsten	Alta Group	UNITED STATES
Tungsten	Altlantic Metals	UNITED STATES
Tungsten	Anhui Yingliu Group Inc.	CHINA
Tungsten	Assab	CHINA
Tungsten	ATI Tungsten Materials	UNITED STATES
Tungsten	Atlantic Metals	UNITED STATES
Tungsten	Axis Material Limited	JAPAN
Tungsten	BeiJing General Research Institute of Mining & Metallurgy	CHINA
Tungsten	Beijing Zenith Materials	CHINA
Tungsten	Bejing Tian-long	CHINA
Tungsten	BGH Edelstahl Lippendorf GMBH	GERMANY
Tungsten	Bruweiler Precise Sales Co.	UNITED STATES
Tungsten	Buffalo Tungsten Inc	CHINA
Tungsten	CB-Ceratizit CN	CHINA
Tungsten	Central Glass	JAPAN
Tungsten	Ceratizit Deutschland GmbH	GERMANY
Tungsten	Ceratizit S.A	LUXEMBOURG
Tungsten	ChangChun Up-Optech	CHINA
Tungsten	Chaozhou Xianglu Tungsten Ind Co., Ltd.	CHINA
Tungsten	Chengdu Hong Bo Industrial Co., Ltd.	CHINA
Tungsten	Chengtong Electrical Appliance Factory	CHINA
Tungsten	Chenzhou, Chenzhou Mining Group	CHINA
Tungsten	Chunbao Carbide Science & Technology Co.,Ltd	TAIWAN
Tungsten	Cookson Sempsa	SPAIN
Tungsten	CTS Industries	SINGAPORE
Tungsten	CWB Materials	UNITED STATES
Tungsten	Emei Hengdong	CHINA
Tungsten	Evraz Stratcor, Inc.	CHINA
Tungsten	Exotech Inc.	UNITED STATES
Tungsten	Foshan Nanhai Xihai Metal material Co., Ltd.	CHINA
Tungsten	Gallatin Steel	UNITED STATES
Tungsten	Ganzhou Hongfei Tungsten & Molybdenum Materials Co., Ltd.	CHINA
Tungsten	Ganzhou Huaxing Tungsten Co. Ltd.	CHINA
Tungsten	Ganzhou Tejing Tungsten & Molybdenum Co.,Ltd	CHINA
Tungsten	GE Appliance & Lighting	UNITED STATES
Tungsten	Global Advanced Metals	UNITED STATES
Tungsten	Golden Egret Special Allloy Coop.	CHINA
Tungsten	GTP,Osram Sylvania,Global Tungsten & Powders Corp USA	UNITED STATES
Tungsten	HC Starck	UNITED STATES
Tungsten	HC Starck GmbH	RUSSIAN FEDERATION

Tungsten	Hitachi Metals, Ltd.,	JAPAN
Tungsten	Hi-Temp Specialty Metal Incorporated	UNITED STATES
Tungsten	Hunan Chaungda	CHINA
Tungsten	Huzhou Cemeted Carbide Works Imp. & Exp. Co	CHINA
Tungsten	IBG China	CHINA
Tungsten	IES Technical Sales	UNITED STATES
Tungsten	Iljin Diamond Co., Ltd	KOREA, REPUBLIC OF
Tungsten	Integrated Circuit	KOREA, REPUBLIC OF
Tungsten	Izawa Metal Co Ltd	JAPAN
Tungsten	Jean Goldschmidt International	BELGIUM
Tungsten	Jiangsu Hetian Technological Material Co.,Ltd	CHINA
Tungsten	Jiangxi Rare Earth Metals Tungsten Group Corp	CHINA
Tungsten	Jiangxi Tungsten Co., Ltd	CHINA
Tungsten	Jilin Sichuan	CHINA
Tungsten	JX Nippon Mining&Matel Co., Ltd	JAPAN
Tungsten	Kanto Denka Kogyo Co., Ltd.	JAPAN
Tungsten	Kennemetal Inc	UNITED STATES
Tungsten	Kyoritsu Gokin Co., Ltd.	JAPAN
Tungsten	Linde Electronics	GERMANY
Tungsten	Materion	UNITED STATES
Tungsten	Materion Corp.	CHINA
Tungsten	Matheson Special Gas Production Co. Ltd of Korea- MGPK	KOREA, REPUBLIC OF
Tungsten	Metal do	JAPAN
Tungsten	Metallo-Chimique	BELGIUM
Tungsten	Meterion Advanced Materials Thin Film Products	UNITED STATES
Tungsten	Micro 100	UNITED STATES
Tungsten	Midwest Tungsten Wire Co.	UNITED STATES
Tungsten	Minpro AB	SWEDEN
Tungsten	Minsur Mines	PERU
Tungsten	Mitsubishi Materials Corp.	JAPAN
Tungsten	Mitsui Mining & Smelting Co., Ltd	JAPAN
Tungsten	Nanchang Cemented Carbide Limited Liability Company	CHINA
Tungsten	Nathan Trotter &Co	UNITED STATES
Tungsten	Nihon Superior	JAPAN
Tungsten	Ninghua Xingluokeng Tungsten Mine Co., Ltd.	CHINA
Tungsten	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tungsten	Nippon Micrometal Cop	JAPAN
Tungsten	Nippon Steel	JAPAN
Tungsten	Nippon Tungsten (Shanghai) Commerce Co., Ltd.	CHINA
Tungsten	Nippon Tungsten Co., LTD.	JAPAN
Tungsten	North American Tungsten Corporation Ltd	UNITED STATES

Tungsten	North American Tungsten Corporation Ltd.	CANADA
Tungsten	Outokumpu VDM USA	UNITED STATES
Tungsten	Plansee	AUSTRIA
Tungsten	Pobedit JSC	RUSSIAN FEDERATION
Tungsten	Praxair	UNITED STATES
Tungsten	Ram Sales	UNITED STATES
Tungsten	Saganoseki Smelter & Refinery	JAPAN
Tungsten	Sandvik	UNITED STATES
Tungsten	Sandvik Material Technology	SWEDEN
Tungsten	Shanxi Taibai Factory	CHINA
Tungsten	Sichuan Metals & Materials Imp & Exp Co	CHINA
Tungsten	Sincemat Co, Ltd	CHINA
Tungsten	Solar Applied Materails Technology Corp.	TAIWAN
Tungsten	Soleras	UNITED STATES
Tungsten	Special Metals	UNITED STATES
Tungsten	Sumitomo	CANADA
Tungsten	Sumitomo Electric, USA (A.L.M.T.)	UNITED STATES
Tungsten	Sumitomo Metal Mining Co. Ltd.	JAPAN
Tungsten	Sumitomo Metal Mining Co., Ltd.	CHINA
Tungsten	Sunaga Tungsten	JAPAN
Tungsten	Sylham	UNITED STATES
Tungsten	TaeguTec	KOREA, REPUBLIC OF
Tungsten	Taiyo Nippon Sanso Trading (Shanghai) Co., Ltd	CHINA
Tungsten	Tamano Smelter, Hibi Kyodo Smelting Co., Ltd	JAPAN
Tungsten	Tanaka Kikinzoku International Co.	JAPAN
Tungsten	Thaisarco	THAILAND
Tungsten	ThyssenKrupp Steel	UNITED STATES
Tungsten	Toshiba Material Co., Ltd	CHINA
Tungsten	Tosoh	UNITED STATES
Tungsten	Tosoh	JAPAN
Tungsten	Tosoh Smd (Shanghai) Co., Ltd	CHINA
Tungsten	Triumph Northwest	UNITED STATES
Tungsten	Ulba	KAZAKHSTAN
Tungsten	Ulvac,Inc	JAPAN
Tungsten	United Microelectornice Corporation	TAIWAN
Tungsten	Voss Metals Company, Inc.	UNITED STATES
Tungsten	Wah Lee Industrial Corp.,	TAIWAN
Tungsten	Western Metal Materials Co.,Ltd	CHINA
Tungsten	Williams Advanced Materials	JAPAN
Tungsten	Williams Brewster	UNITED STATES
Tungsten	Wolfram Industrie mbH	GERMANY

Tungsten	Wolfram JSC	MOSCOW, RUSSIAN
Tungsten	Wort Wayne Wire Die	UNITED STATES
Tungsten	Xiamen Carbide Ltd.	CHINA
Tungsten	Xiamen Golden Egret Special Alloy Co. Ltd	CHINA
Tungsten	Xiamen Honglu Tungsten Molybdenum Industry Co.,Ltd	CHINA
Tungsten	Xinye Dingtai Electronic&Accuracy Technology Company Limited.	CHINA
Tungsten	Yougsun	VIET NAM
Tungsten	Zhangyuan Tungsten Co Ltd	CHINA
Tungsten	Zigong Huagang Cemented Carbide New Materials Co., LTD.	CHINA
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd	VIET NAM
Tungsten	Wolfram Bergbau und Hütten AG	AUSTRIA
Tungsten	Wolfram Company CJSC	RUSSIAN FEDERATION
Tungsten	Fort Wayne Wire Die	UNITED STATES
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Tungsten	Xiamen Tungsten Co Ltd	CHINA
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA
Tungsten	ZCCC,Zhuzhou Cemented Carbide,Zhuzhou,Zhuzhou Cemented Carbide Works Imp. & Exp. Co.,Chenzhou Diamond Tungsten Products Co. Ltd.	CHINA

Annex 2

Country of Origin

Gold	Tantalum	Tin	Tungsten
Australia	Australia	Bolivia	Australia
Brazil	Brazil	Brazil	Bolivia
Canada	Canada	Canada	Canada
Chile	China	China	China
China	Ethiopia	Indonesia	Japan
Hong Kong	Germany	Malaysia	Kazakhstan
Indonesia	India	Japan	Mozambique
Italy	Japan	Korea	Peru
JAPAN	Mozambique	Peru	Portugal
Korea	Niger	Rwanda	Russia
Mexico	Rwanda	Singapore	Spain
Russia	Thailand	Switzerland	Taiwan
South Africa	United States	Taiwan	United States
United States		United States